As filed with the Securities and Exchange Commission on October 1, 2004

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS (SM)

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq. Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522	Sarah E. Cogan, Esq. Cynthia G. Cobden, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954	Gregory D. Sheehan, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Investor A, B, C and Institutional shares, each with a par value of $0.001 per share, of the BlackRock Large-Cap Value Equity Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 811-05742) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of State Street Research Large-Cap Value Fund.

2.	Questions and Answers to Shareholders of State Street Research Large-Cap Value Fund.

3.	Notice of Special Meeting of Shareholders of State Street Research Large-Cap Value Fund.

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of State Street Research Large-Cap Value Fund, a series of State Street Research Equity Trust, into the BlackRock Large-Cap Value Equity Portfolio, a series of BlackRock Funds.

5.	Statement of Additional Information regarding the proposed Reorganization of State Street Research Large-Cap Value Fund into the BlackRock Large-Cap Value Equity Portfolio.

6.	Part C Information

7.	Exhibits

STATE STREET RESEARCH FUNDS

One Financial Center

Boston, Massachusetts 02111

, 2004

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting of the State Street Research Large-Cap Value Fund (the “SSR Fund”), a series of the State Street Research Equity Trust, to be held on [            ], 2004. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your fund.

As you know, the SSR Fund is advised by State Street Research & Management Company (“SSRM”). The proposal you will be asked to consider at the meeting involves the fact that SSRM’s parent company, MetLife, Inc.®, announced on August 26, 2004 that it agreed to sell SSRM to BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the U.S. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the SSR Fund into the BlackRock Large-Cap Value Equity Portfolio (the “BlackRock Fund”) of BlackRock Funds, a fund with an investment objective and investment policies similar to those of your fund. This proposed Reorganization is part of the effort to consolidate State Street Research mutual funds with comparable BlackRock mutual funds. The State Street Research and BlackRock investment management organizations have agreed to pay all expenses of the Reorganization, including proxy solicitation costs. As a result, the shareholders of the SSR Fund will not bear any costs of the Reorganization.

The Board of Trustees of the State Street Research Equity Trust believes the transaction is in the best interests of the SSR Fund and its shareholders, and unanimously recommends that you vote “FOR” the proposed reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-87-SSR-FUNDS (1-877-773-8637);

•	By visiting our website at www.ssrfunds.com; or

•	By returning the enclosed proxy card in the postage-paid envelope.

As always, we appreciate your support.

Sincerely,

Richard S. Davis

Chairman of the Board

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	You are being asked to approve a reorganization (the “Reorganization”) of State Street Research Large-Cap Value Fund (the “SSR Fund”) into BlackRock Large-Cap Value Equity Portfolio (the “BlackRock Fund”), a fund that pursues an investment objective and investment strategy similar to that of the SSR Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the SSR Fund will be dissolved, and you will have exchange privileges among the BlackRock funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Large-Cap Value Equity Portfolio.

The Reorganization arises out of BlackRock’s agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to State Street Research Large-Cap Value Fund, from MetLife, Inc.® (“MetLife”). As a result, the Reorganization is part of a larger initiative to consolidate the funds to which SSRM acts as investment adviser with comparable funds to which BlackRock Advisors, Inc. (“BlackRock Advisors”) serves as investment adviser.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $[ ] billion of assets under management at September 30, 2004. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:	After careful consideration, the Board of Trustees of the SSR Fund has determined that the proposed Reorganization will benefit the shareholders of the SSR Fund and recommends that you cast your vote “FOR” the proposed Reorganization. The Board anticipates that shareholders of the SSR Fund will benefit from (i) the combined fund having access to significantly more investment professionals and related resources, (ii) the similarities between the investment objectives and policies of the BlackRock Fund and the SSR Fund, (iii) the same level of services they currently receive, including the current call center for at least one year, in addition to a broader array of options offered by a larger fund family, and (iv) the fact that BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level no greater than that of the SSR Fund until February 1, 2007.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming shareholders of the SSR Fund approve the proposed Reorganization, the assets and certain stated liabilities of the SSR Fund will be combined with those of the BlackRock Fund, an account will be set up in your name at BlackRock funds and you will receive shares of the BlackRock Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization.

Q:	WHO WILL ADVISE THE BLACKROCK FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	BlackRock Advisors and its portfolio managers and affiliates that run the day-to-day operation of the BlackRock funds will manage your fund.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:	You will pay no sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased the shares from the SSR Fund or (ii) you purchased your shares of any other State Street Research fund and subsequently exchanged them for shares of the SSR Fund.

Q:	HOW DO OPERATING EXPENSES PAID BY THE BLACKROCK FUND COMPARE TO THOSE PAYABLE BY THE SSR FUND?

A:	Following the Reorganization, the BlackRock Fund’s contracted combined advisory, administration and 12b-1 fees will be higher than those of your fund, however, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the SSR Fund for the year ended March 31, 2004, until February 1, 2007.

Q:	WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE BLACKROCK FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or similar class of shares of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares, equal in value to your shares. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the SSR Fund, it is not necessary to surrender such certificates.

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, your fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for the shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the BlackRock Fund in connection with the Reorganization.

Q:	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction, and, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q:	HOW DO I VOTE MY PROXY?

A:	You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	If approved by shareholders, the Reorganization is expected to occur in early 2005 contemporaneously with BlackRock’s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. The Reorganization will not take place in the event that for any reason BlackRock does not acquire SSRM Holdings, Inc.

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial adviser for further information. You may also call 1-87-SSR-FUNDS (1-877-773-8637) or visit our website at WWW.SSRFUNDS.COM where you can send us an e-mail message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

STATE STREET RESEARCH LARGE-CAP VALUE FUND

A SERIES OF

STATE STREET RESEARCH EQUITY TRUST

One Financial Center

Boston, Massachusetts 02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [            ], 2004

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of the State Street Research Large-Cap Value Fund (the “SSR Fund”), a series of State Street Research Equity Trust (the “SSR Trust”), will be held on [            ], 2004 at [    ] p.m., Eastern time, at the offices of the SSR Trust at One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Large-Cap Value Equity Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the SSR Trust has fixed the close of business on [            ], 2004 as the record date for determination of shareholders of SSR Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN [            ], 2004. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE SSR FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES [    ] TO [    ] FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of the Board of Trustees

[Fund Secretary]

[            ], 2004

Date of Notice

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, Delaware 19809

(888) 825-2257

STATE STREET RESEARCH LARGE-CAP VALUE FUND

One Financial Center

Boston, Massachusetts 02111

(877) 773-8637

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Street Research Large-Cap Value Fund (the “SSR Fund”). A special meeting of shareholders of the SSR Fund (the “Special Meeting”) will be held at [            ] on [            ], 2004 at [    ] p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the State Street Research Large-Cap Value Fund at the close of business on [            ] (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the SSR Fund on or about [            ]. If shareholders are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the State Street Research Equity Trust (the “SSR Trust”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Large-Cap Value Equity Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of each of the SSR Fund and the BlackRock Fund has approved a reorganization (the “Reorganization”) by which the SSR Fund, a separate series of the SSR Trust, an open-end investment company, would be reorganized into the BlackRock Fund, an open-end investment company with an investment objective and investment policies and practices similar to those of the SSR Fund. The Reorganization arises out of BlackRock, Inc.’s (“BlackRock”) recent agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The SSR Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

If SSR Fund shareholders approve the Reorganization, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the SSR Fund in an amount equal to the net asset value of the outstanding shares of the SSR Fund. Immediately thereafter, the SSR Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the SSR Fund will be dissolved. When the Reorganization is complete, SSR Fund shareholders will hold shares of the BlackRock Fund. The value of the BlackRock Fund shares received in the Reorganization will equal the value of the SSR Fund shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Funds, a registered open-end investment company, with the investment objective and investment policies and practices described in this Combined Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the SSR Fund should know before voting on the Reorganization and constitutes an offering of the Investor A, B, C and Institutional shares of the BlackRock Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated [        ], 2004, (the “Reorganization SAI”) relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “BlackRock Fund Prospectus”) and Statement of Additional Information containing additional information about the BlackRock Fund, each dated January 28, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the BlackRock Fund Prospectus, which also includes information about other BlackRock funds, accompanies this Combined Prospectus/Proxy Statement. A Prospectus and Statement of Additional Information containing additional information about the SSR Fund, each dated November 1, 2003 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Large-Cap Value Equity Portfolio	State Street Research Large-Cap Value Fund
Bellevue Park Corporate Center	One Financial Center
100 Bellevue Parkway	Boston, Massachusetts 02111
Wilmington, Delaware 19809	(877) 773-8637
(800) 441-4462

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC Boston District—District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees of the SSR Trust knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Proxy Statement is [            ], 2004.

MANNER OF VOTING PROXIES

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares of the SSR Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the SSR Trust does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) not directing otherwise will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board of Trustees of the SSR Trust (the “SSR Trust Board”) determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders of the Fund based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Further, the persons named as proxies may propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the SSR Fund, be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the SSR Fund in obtaining a quorum but would have the same effect as a vote against a proposal. The SSR Fund reserves discretion to count broker “non-votes” as present based on specific instructions from a broker or nominee. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

A shareholder may vote:

- by telephone (through fully automated touch-tone voting);

- over the Internet;

- by mail; or

- in person at the Special Meeting.

BY TELEPHONE

If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting is not available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

To use the automated touch-tone voting method, call the toll-free number provided on the Proxy form. At the prompt, enter the control number provided on the Proxy form, then follow the menu.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS (1-877-773-8637) toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

To vote over the Internet, please log on to WWW.SSRFUNDS.COM and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. You should enter the control number provided on the Proxy form, and follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session, using the relevant control numbers. (Please note, however, that internet voting is not available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

BY MAIL

To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

SHAREHOLDERS VOTING THEIR PROXIES BY TELEPHONE OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.

A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing [        ], a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

The SSR Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded. [        ] and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the State Street Research and BlackRock investment management organizations. The cost for [the solicitation agent] services is not expected to exceed $                    . Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of State Street Research Investment Services, Inc. and other representatives of the SSR Trust may also solicit proxies. Questions about the proposal should be directed to State Street Research Investment Services, Inc. at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The BlackRock Fund and the SSR Fund are both series of open-end management investment companies registered with the SEC and organized as business trusts under the laws of the Commonwealth of Massachusetts. The investment objective of the SSR Fund is to provide long-term growth of capital and, secondarily, income. The BlackRock Fund’s investment objective is to seek long-term capital appreciation and, secondarily, current income. Each Fund publicly offers its shares on a continuous basis and shares may be purchased through each Fund’s distributor, State Street Research Investment Services, Inc. or BlackRock Distributors, Inc., respectively. Shareholders of each Fund have the right to exchange their shares with other funds managed by the same adviser, respectively, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares upon proper notice.

The Proposed Reorganization

The SSR Trust Board, including the Trustees who are not “interested persons” of the SSR Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Additionally, the Board of Trustees of BlackRock Funds has unanimously approved the Reorganization Agreement. Subject to the SSR Fund shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all the assets and certain stated liabilities of the SSR Fund to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund;

•	the distribution of such shares to SSR Fund shareholders; and

•	the dissolution of the SSR Fund.

If the proposed Reorganization is completed, SSR Fund shareholders would hold shares of the BlackRock Fund with an aggregate value equal to the aggregate value of SSR Fund shares owned immediately prior to the Reorganization. SSRM is the investment adviser to the SSR Fund. BlackRock Advisors is the investment adviser to the BlackRock Fund.

Background and Reasons for the Proposed Reorganization

On August 25, 2004, BlackRock entered into an agreement with MetLife to acquire SSRM Holdings, Inc., the parent of SSRM. Under the terms of the transaction, MetLife will receive at closing $325 million in cash and $50 million of BlackRock Investor A shares. Additional cash consideration, which could increase the purchase price by up to 25%, may be paid over five years, contingent on certain measures. Closing is expected in early 2005 pending required regulatory and shareholder approvals and satisfaction of other customary closing conditions. In connection with the transaction, BlackRock and MetLife have agreed to enter into a cooperation agreement at closing to enhance and expand the products and services provided to clients of SSRM, MetLife and BlackRock. In connection with the BlackRock/SSRM transaction, it is proposed that most of the SSRM funds, including the SSR Fund, will be combined with certain BlackRock funds, subject in each case to approval by the shareholders of the relevant SSRM fund.

In approving the Reorganization Agreement, the SSR Trust Board, including its independent trustees, determined that participation in the Reorganization is in the best interests of the SSR Fund and its shareholders and that the interests of the shareholders of the SSR Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the Board and the independent trustees engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the Board held a special meeting on August 23, 2004 to meet with senior executives of BlackRock, SSRM and MetLife to review the proposed transactions. At that meeting, the independent trustees created a subcommittee to conduct due diligence, including an examination of the proposal and the qualifications and resources of BlackRock. The activities of the subcommittee included meeting with executives and investment professionals of BlackRock and SSRM and on-site due diligence at the offices of BlackRock in New York City. Finally, on September 21 and 22, 2004 the entire Board held an additional special meeting at which the Reorganization was approved.

The factors considered by the SSR Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

•	There will be no gain or loss for shareholders’ federal income tax purposes, as the Reorganization is expected to be a tax-free transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratios for the combined fund that are no greater than that of the SSR Fund for the year ended March 31, 2004, subject to limited exceptions for Class B shares described below under “Current and Pro Forma Operating Expenses.”

•	The combined BlackRock and SSRM organizations will have significantly more investment professionals and related resources than either organization possesses individually.

•	The Board considered the composition of the investment team that will manage the combined fund and such team’s investment style and strategies (as described below under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies”) and determined that such management arrangements are in the best interest of SSR Fund shareholders. (See “Management of the Funds.”)

•	Shareholders will have substantially the same services available, including the current call center, and will have access to a larger fund family with a broader array of options.

•	The costs associated with the combination of the two fund families, including the Reorganization, will be absorbed by BlackRock and SSRM and not borne by shareholders.

•	BlackRock has a strong commitment to and record of compliance.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the SSR Fund, BlackRock Fund, nor their respective shareholders, will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the SSR Fund and the

BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the SSR Fund are sold in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any gains will be distributed to the SSR Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARISON OF THE SSR FUND

AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

Investment Objectives. As its investment objective, the SSR Fund seeks to provide long-term growth of capital, and, secondarily, income. The BlackRock Fund’s investment objective is to seek long-term capital appreciation—and, secondarily, current income. The SSR Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund’s investment objective may be changed by its Board of Trustees without shareholder approval upon 30 days notice. The combined fund will pursue the BlackRock Fund’s investment objective, which is substantially similar to the existing SSR Fund’s investment objective. The SSR Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expense from the sale of securities held by the SSR Fund that are incompatible with the investment objective of the BlackRock Fund. The combined portfolio will be named the BlackRock Large Cap Value Equity Portfolio.

Principal Investment Strategies. The SSR Fund seeks to achieve its investment objective by investing at least 80% of its net assets in large-capitalization stocks and convertible securities. In choosing among large-capitalization stocks, the SSR Fund takes a value approach, searching for those companies that appear to be trading below their true worth. The SSR Fund uses research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The SSR Fund looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

The SSR Fund considers issuers of large-capitalization value stocks to be companies that are comparable in size to the companies in the Russell 1000 Value Index or a similar index. In the future, the SSR Fund may define large-capitalization companies using a different index or classification system.

In keeping with its secondary goal, the SSR Fund also considers a company’s potential for paying dividends. The SSR Fund reserves the right to invest up to 20% of net assets in other securities. These may include other types of stocks, such as stocks of smaller companies, and U.S. government bonds.

The BlackRock Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The portfolio management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the portfolio management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the fund’s return per unit of risk. The BlackRock Fund seeks to maintain the market capitalization, sector allocations and style characteristics of the BlackRock Fund’s portfolio similar to those of the Russell 1000 Value Index.

Seeking to maintain the optimal risk/return trade-off, the BlackRock Fund portfolio management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the BlackRock Fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the Russell 1000 Value Index.

The combined fund’s principal investment objectives will be identical to the objectives of the BlackRock Fund. The investment strategy will be substantially similar to that of the BlackRock Fund.

What the Funds have in common. The Funds share virtually identical investment objectives and a common benchmark, the Russell 1000 Value Index. In pursuing their objective, the Funds invest primarily in a diverse portfolio of large-capitalization stocks. As of March 31, 2004, the weighted average market capitalizations of the SSR Fund and the BlackRock Fund were approximately $61.9 billion and $64.3 billion, respectively. In constructing the portfolio, the Funds employ a value approach, seeking stocks trading at a temporary discount to estimates of fair value.

Primary differences between the Funds. While both Funds are actively managed and invest primarily in large-capitalization value stocks, they use unique criteria to identify promising stocks and also differ in their sector weightings relative to the benchmark. SSR looks at fundamental business prospects to identify stocks that trade at a discount to estimates of their intrinsic worth. The BlackRock Fund uses a multi-factor quantitative model to identify stocks with low relative valuations and improving earnings expectations, then selects stocks from this universe that it believes offer the maximum return per unit of risk. With the SSR Fund, sector and industry weightings, as well as average market capitalization, are largely driven by bottom-up stock selection. The BlackRock Fund, by contrast, seeks to maintain market cap, sector allocations and style characteristics similar to those of the Russell 1000 Value Index.

The SSR Fund has greater flexibility with regard to its investable universe. It must invest at least 80% of its net assets in large-capitalization stocks and convertible securities of U.S. and foreign companies, while the BlackRock Fund must invest at least 80% of its net assets in large-capitalization stocks and convertible securities of U.S. companies. The SSR Fund may invest 20% of its assets in other types of securities, such as small-capitalization stocks and bonds. Although the BlackRock Fund may also invest 20% of its assets in other securities, it typically will not invest in bonds.

common stocks it can also invest in preferred stocks and securities convertible into common and preferred stock. The SSR Fund may invest 20% of its assets in other types of stock, such as small-capitalization stocks and U.S. Government bonds. Although the BlackRock Funds may invest 20% of its assets in other securities, it typically will not invest in fixed income securities.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Principal and Other Investment Risks

Because of the similarities in investment objectives, policies and practices, the SSR Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the SSR Fund and the BlackRock Fund.

Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market.

While the portfolio management teams choose stocks they believe to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they won’t decline. In addition, if the multi-factor model used by the management team fails to accurately predict which stocks will perform well, fund performance will suffer.

Each Fund’s use of derivatives may reduce returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Higher than normal portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect performance.

There also are particular risks associated with investing in large-capitalization value stocks. Generally, large-capitalization companies are unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Also, many larger companies compete in mature product markets and cannot sustain the high growth rates of successful smaller companies.

Management of the Funds

BlackRock Fund. BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as the adviser to the BlackRock Fund and will serve as investment adviser to the combined fund after the Reorganization. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc.

The BlackRock Fund is managed by a team of investment professionals at BlackRock Advisors, including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director at BlackRock Advisors. Mr. Byrket and Mr. Herrmann have managed BlackRock’s Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Select Equity Portfolio and the equity portion of BlackRock’s Balanced Portfolio, as well as institutional accounts at BlackRock, since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck, and Greer, LLC, where they were responsible for managing quantitative equity portfolios for institutional and high net worth accounts and mutual funds since 1996.

SSR Fund. SSRM, with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the SSR Fund. The firm traces its heritage back to 1924 and the founding of one of America’s first mutual funds. SSRM is responsible for the SSR Fund’s investment and business activities, and receives the management fee as compensation. SSRM is a subsidiary of MetLife.

Peter A. Zuger, CFA, and Arthur J. Barry, CFA, are the portfolio managers of the SSR Fund. Mr. Zuger has been responsible for the day-to-day management of the SSR Fund since October 1998. Mr. Zuger, a managing director, joined SSRM in 1998 and has worked as an investment professional since 1976. Mr. Barry, a senior vice president, joined SSRM in 2003. During the past five years he has also served as a senior portfolio manager at Invesco Capital Management, and as a vice president and lead portfolio manager at Federated Research Corporation.

Combined Fund. Following the Reorganization, the combined fund will be managed by a team of investment professionals at BlackRock Advisors, including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director at BlackRock Advisors.

Investment Advisory Agreements

BlackRock Fund. BlackRock Advisors renders advisory services to nearly all of the portfolios of the BlackRock funds. Various BlackRock subsidiaries provide sub-advisory services for many of the portfolios of the BlackRock funds, not including the BlackRock Fund. The investment advisory agreement with BlackRock Advisors and the other advisory and sub-advisory agreements with the BlackRock funds are collectively referred to as the “BlackRock Advisory Agreement.”

The BlackRock Advisory Agreement was most recently approved by the BlackRock Fund’s Board of Trustees at an in-person meeting of the Board held on February 10, 2004, including a majority of the Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the BlackRock Advisory Agreement, the Trustees met with the relevant investment advisory personnel from BlackRock Advisors and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The Trustees also took into account the time and attention to be devoted by senior management to the BlackRock Fund. The Trustees evaluated the level of skill required to manage the BlackRock Fund and concluded that the human resources to be available at BlackRock Advisors were appropriate to fulfill effectively the duties of BlackRock Advisors on behalf of the BlackRock Fund under the BlackRock Advisory Agreement. The Trustees also considered the business reputation of BlackRock Advisors, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the BlackRock Advisory Agreement.

The Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock Advisors in managing the BlackRock Fund. In this connection, the Trustees considered BlackRock Advisors’ in-house research capabilities as well as other resources available to its personnel. The Trustees concluded that BlackRock Advisors’ investment process, research capabilities and philosophy were well suited to the BlackRock Fund, given the BlackRock Fund’s investment objectives, policies and practices. The Trustees considered the scope of the services provided by BlackRock Advisors to the BlackRock Fund under the BlackRock Advisory Agreement relative to services provided by third parties to other funds. The Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The Trustees concluded that the scope of the adviser’s services to be provided to the BlackRock Fund was consistent with the BlackRock Fund’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services to be provided by BlackRock Advisors to the BlackRock Fund. The Trustees also evaluated the procedures of BlackRock Advisors designed to fulfill its fiduciary duty to the BlackRock Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which

BlackRock Advisors allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock Advisors in these matters. The Trustees also received information concerning standards of BlackRock Advisors with respect to the execution of portfolio transactions.

In approving the BlackRock Advisory Agreement, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees also considered the fees of the BlackRock Fund as a percentage of assets at different asset levels and possible economies of scale to BlackRock Advisors. In evaluating the BlackRock Fund’s advisory fees, the Trustees also took into account the complexity of investment management for the BlackRock Fund relative to other types of funds. The Trustees concluded that the fees to be paid pursuant to the BlackRock Advisory Agreement were fair and reasonable in light of the services provided, the type of portfolio and fees paid by similar funds.

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

BlackRock Advisors has agreed contractually until February 1, 2005 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of shares of the BlackRock Fund at the level shown in the BlackRock Fund’s expense table. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. See “Current and Pro Forma Operating Expenses.”

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock Advisors are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Fund’s investment adviser or administrator and (3) the Board of Trustees of the BlackRock Fund has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the Board.

BlackRock Advisors and the other advisers were paid an aggregate fee of $1,818,065, net of waivers of $488,538 for investment advisory services for the fiscal year ended September 30, 2003 from BlackRock Fund. In addition, BlackRock Advisors were paid distribution, shareholder servicing fees and shareholder processing fees for the year ended September 30, 2003 as follows: Investor A shares paid $3,223, $179,038 and $107,421 in distribution, shareholder servicing and shareholder processing fees, respectively; Investor B shares paid $132,181, $44,060 and $26,436 in distribution, shareholder servicing and shareholder processing fees, respectively; and Investor C shares paid $40,271, $13,424 and $8,054 in distribution, shareholder servicing and shareholder processing fees, respectively. Effective July 1, 2004, shareholder processing fees were eliminated.

BlackRock and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes BlackRock Fund’s net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund’s independent public accountants. Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The Administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the Administration Agreement, the BlackRock funds pay to BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.085% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.075% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.065% of the average daily net assets of the BlackRock Fund in excess of $1 billion; and (ii) 0.145% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Fund, 0.135% of the next $500 million of such average daily net assets allocated to each class of shares and 0.125% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion.

For the year ended September 30, 2003, BlackRock Advisors and PFPC were paid $962,857 administration fees from the BlackRock Fund.

SSR Fund. Prior to the Reorganization, SSRM has overall responsibility for managing the investments of the SSR Fund, subject to the authority of the Board of Trustees of the State Street Research Equity Trust. The investment advisory agreement (the “SSR Advisory Agreement”) provides that the Investment Manager will furnish the SSR Fund with an investment program and investment administrative services as may be required from time to time. Under the SSR Advisory Agreement, the Investment Manager also provides other assistance and services in connection with a number of business matters for the SSR Fund, for example the registration of the SSR Fund’s shares, subject to reimbursement of related costs. The Investment Manager compensates all personnel and Trustees if such persons are employees of the Investment Manager or its affiliates.

The SSR Advisory Agreement provides that it will continue in effect with respect to the SSR Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the SSR Fund (as defined in the 1940 Act) or by the Trustees of the State Street Research Equity Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the SSR Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The SSR Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder.

The advisory fee, payable monthly by the SSR Fund to SSRM, is computed as a percentage of the average of the value of the net assets of the SSR Fund as determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. The percentage rate is 0.65% of average net assets, annually.

Comparison of the Advisory Agreements

Following the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the investment advisory agreement currently in place for the BlackRock Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the SSR Advisory Agreement.

As discussed above, under the BlackRock Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the fund increase. Under the SSR Advisory Agreement, SSRM receives a fixed fee computed as a percentage of the average of the value of the net assets annually. Following the Reorganization, the BlackRock Fund fee structure will apply.

Both BlackRock Advisors and SSRM perform similar investment advisory roles for the Funds under the terms of their respective agreements. However, the SSR Advisory Agreement contemplates that SSRM also perform an administrative role for the SSR Fund. BlackRock Advisors performs such administrative role together with PFPC under a separate Administration Agreement, as discussed above.

Under each of the BlackRock Advisory Agreement and the SSR Advisory Agreement, BlackRock Advisors and SSRM are not liable for any error of judgment or mistake of law or for any loss suffered in connection with their respective performance obligations, to the extent such loss does not result from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each of the BlackRock Advisory Agreement and SSR Advisory Agreement is terminable as to the BlackRock Fund or SSR Fund, respectively, by vote of the board of trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors or SSRM, as the case may be. Furthermore, BlackRock Advisors and SSRM may also terminate its advisory relationship with respect to the BlackRock Fund or SSR Fund on 60 days’ written notice. Each advisory agreement terminates automatically in the event of its assignment.

For more details on the investment advisory arrangements, see Appendix B.

Current and Pro Forma Operating Expenses

The following comparative fee tables describes the fees that you may incur for buying and holding shares of the BlackRock Fund versus shares of the SSR Fund as of March 31, 2004. The pro forma tables show the combined fund’s fees and expenses assuming that the Reorganization is approved by the shareholders of the SSR Fund.

BlackRock Advisors has committed through February 1, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of SSR’s Fund’s net operating expense ratio for the year ended March 31, 2004 (the “Undertaking”). This Undertaking, however, is after giving effect to the elimination by SSRM as of October 1, 2004 of a partial waiver of service fees on the SSR Fund’s Class B shares that was in effect on March 31, 2004 (which elimination resulted in an increase of 0.25% in net operating expense ratio of such Class B shares).

The BlackRock Fund has a redemption fee that is imposed on certain redemptions and exchanges as set forth below. SSR Fund shares purchased prior to the Reorganization will not be subject to this fee.

Investor A and Class A & Class B

	BLACKROCK FUND Investor A		SSR FUND Class A		SSR FUND Class B		PRO FORMA
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(2) (as a percentage of offering price)	4.50%		5.75%		0.00%		5.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%		5.00%		0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Redemption & Exchange Fees(3) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		0.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%		0.00%

(1)      Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. This pro forma number presents the data for Investor A shares as adjusted by such higher sales charge. Source: BlackRock Advisors, Inc.

(2)      A contingent deferred sales charge of up to 0.75% may be assessed on certain redemptions of Investor A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

(3)      Fee applies only to shares redeemed or exchanged within 90 days of purchase.

For more detailed information, please see the BlackRock Fund prospectus which accompanies this Combined Prospectus/Proxy Statement.

ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from Fund assets,

as a percentage of average net assets)

	BLACKROCK FUND Investor A		SSR FUND Class A		SSR FUND Class B		PRO FORMA
Investment Advisory Fees	0.55%		0.65%		0.65%		0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.10%		0.05%		0.75%		0.10%
Service Fee	0.25%		0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%		0.00%
Other Expenses	0.41%		0.69%		0.69%		0.45%

Total Annual Fund Operating Expenses	1.46%		1.64%		2.34%		1.35%
Fee Waiver and/or Expense Reimbursement	0.20	%(1)	0.34	%(2)	1.09	%(4)	0.10	%(3)

Net Operating Expenses	1.26	%(1)	1.30	%(2)	1.25	%(4)	1.25	%(3)

(1)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.26% of average daily net assets of the Investor A share class of BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.

(2)	The net operating expenses ratios of the SSR Fund reflect voluntary fee waiver or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(3)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Fund expenses to 1.25% (excluding interest expense) of average daily net assets of the Investor A share class of the pro forma fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated, and therefore are not reflected in the pro forma information.
(4)	Reflects the termination, effective October 1, 2004, of a portion of the voluntary fee waiver for the Class B shares of the SSR Fund. Prior to this partial termination of the voluntary fee waiver, the Class B share “Fee Waiver and/or Expense Reimbursement” was 0.25% higher, and the “Net Operating Expenses” were 0.25% lower, than the amounts shown.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund and the SSR Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For SSR Fund’s Class B shares, the example also assumes the automatic conversion to SSR Fund Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$573	$ 872	$1,193	$2,101
SSR Fund Class A(1)	$732	$1,063	$1,415	$2,407
SSR Fund Class B(1)	$737	$1,030	$1,450	$2,502
Pro forma(2)	$695	$ 959	$1,253	$2,087

(1)	Reflects imposition of sales charge.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the data for Investor A shares as adjusted by such higher sales charge. Source: BlackRock Advisors, Inc.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$573	$ 872	$1,193	$2,101
SSR Fund Class A(1)	$732	$1,063	$1,415	$2,407
SSR Fund Class B	$237	$ 730	$1,250	$2,502
Pro forma(2)	$695	$ 959	$1,253	$2,087

(1)	Reflects imposition of sales charge.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the data for Investor A shares as adjusted by such higher sales charge. Source: BlackRock Advisors, Inc.

Investor B and Class B(1)

	BLACKROCK FUND Investor B		SSR FUND Class B(1)		PRO FORMA
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	4.50	%(3)	5.00	%(1)	4.50	%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%
Redemption & Exchange Fees(2) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%

(1)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund.
(2)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(3)	The CDSC is 4.5% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares. (See the section “Purchase of Investor B Shares” for complete schedule of CDSCs).

For more detailed information, please see the BlackRock Fund prospectus which accompanies this Combined Prospectus/Proxy Statement.

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)	BLACKROCK FUND Investor B		SSR FUND Class B(1)		PRO FORMA

Investment Advisory Fees	0.55%		0.65%		0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%		0.75%
Service Fee	0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%
Other Expenses	0.41%		0.69%		0.45%

Total Annual Fund Operating Expenses	2.11%		2.34%		2.00%
Fee Waiver and/or Expense Reimbursement	0.10	%(1)	0.34	%(2)	0.00	%(3)

Net Operating Expenses	2.01	%(1)	2.00	%(2)	2.00	%(3)

(1)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.01% of average daily net assets of the Investor B share class of BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(2)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(3)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.00% (excluding interest expense) of average daily net assets of the Investor B share class of the pro forma fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated, and therefore are not reflected in the pro forma information.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund and the SSR Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For SSR Fund’s Class B(1) shares, the example also assumes the automatic conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$654	$1,001	$1,325	$2,268	(3)
SSR Fund(1)(2)	$737	$1,030	$1,450	$2,502
Pro forma(1)(2)	$653	$ 977	$1,278	$2,160	(3)

(1)	Reflects deduction of CDSC.
(2)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such share. Actual deferred sales charges on these shares may vary depending on the purchase date of these shares and the holding period of the shares redeemed. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund.
(3)	Based on conversion of the Investor B shares to Investor A shares after 8 years.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$204	$651	$1,125	$2,268	(1)
SSR Fund	$237	$730	$1,250	$2,502
Pro forma	$203	$627	$1,078	$2,160	(1)

(1)	Based on conversion of the Investor B shares to Investor A shares after 8 years.

Investor C and Class C

	BLACKROCK FUND Investor C		SSR FUND Class C		PRO FORMA
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	1.00	%(2)	1.00%		1.00	%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%
Redemption & Exchange Fees(1) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%
(1) Fee applies only to shares redeemed or exchanged within 90 days of purchase. (2) There is no CDSC on C shares after one year.
For more detailed information, please see the BlackRock Fund prospectus which accompanies this Combined Prospectus/Proxy Statement.

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)	BLACKROCK FUND Investor C		SSR FUND Class C		PRO FORMA
Investment Advisory Fees	0.55%		0.65%		0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%		0.75%
Service Fee	0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%
Other Expenses	0.41%		0.69%		0.45%

Total Annual Fund Operating Expenses	2.11%		2.34%		2.00%
Fee Waiver and/or Expense Reimbursement	0.10	%(1)	0.34	%(2)	0.00	%(3)

Net Operating Expenses	2.01	%(1)	2.00	%(2)	2.00	%(3)

(1)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.01% of average daily net assets of the Investor C share class of BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(2)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(3)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.00% (excluding interest expense) of average daily net assets of the Investor C share class of the pro forma fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated, and therefore are not reflected in the pro forma information.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund and the SSR Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$304	$651	$1,125	$2,434
SSR Fund(1)	$337	$730	$1,250	$2,676
Pro forma(1)	$303	$627	$1,078	$2,327

(1)	Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$204	$651	$1,125	$2,434
SSR Fund	$237	$730	$1,250	$2,676
Pro forma	$203	$627	$1,078	$2,327

Institutional and Class S

	BLACKROCK FUND Institutional		SSR FUND Class S		PRO FORMA
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%		0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%
Redemption & Exchange Fees(1) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%
(1) Fee applies only to shares redeemed or exchanged within 90 days of purchase.
For more detailed information, please see the BlackRock Fund prospectus which accompanies this Combined Prospectus/Proxy Statement.

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)	BLACKROCK FUND Institutional		SSR FUND Class S		PRO FORMA
Investment Advisory Fees	0.55%		0.65%		0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.00%		0.00%		0.00%
Service Fee	0.00%		0.00%		0.00%
Processing Fee	0.00%		0.00%		0.00%
Other Expenses	0.36%		0.69%		0.45%

Total Annual Fund Operating Expenses	0.91%		1.34%		1.00%
Fee Waiver and/or Expense Reimbursement	0.12	%(1)	0.34	%(2)	0.00	%(3)

Net Operating Expenses	0.79	%(1)	1.00	%(2)	1.00	%(3)

(1)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 0.79% of average daily net assets of the Institutional share class of BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.

(2)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(3)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.00% (excluding interest expense) of average daily net assets of the Institutional share class of the pro forma fund until February 1, 2007.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund and the SSR Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$81	$278	$492	$1,109
SSR Fund	$136	$425	$734	$1,613
Pro forma	$102	$318	$552	$1,225

Capitalization

The following table sets forth as of March 31, 2004: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the SSR Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity.

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
BLACKROCK LARGE CAP VALUE PORTFOLIO
Class A	$65,712,573	$12.58	5,222,014
Class B	19,931,666	12.36	1,612,299
Class C	6,272,282	12.37	507,087
Institutional	136,270,147	12.58	10,831,911
Service	54,390,010	12.60	4,316,759

TOTAL	$282,576,678		22,490,070

STATE STREET RESEARCH LARGE CAP VALUE FUND
Class A	$81,767,163	$15.92	5,137,173
Class B	17,105,197	15.20	1,125,564
Class B(1)	27,229,493	15.13	1,799,987
Class C	5,891,621	15.17	388,457
Class S	13,578,674	15.94	851,898

TOTAL	$145,572,148		9,303,079

PRO FORMA - BLACKROCK LARGE CAP VALUE PORTFOLIO
Class A	$164,584,933	$12.58	13,081,502
Class B	47,161,159	12.36	3,815,332
Class C	12,163,903	12.37	983,370
Institutional	149,848,821	12.58	11,911,297
Service	54,390,010	12.60	4,316,759

TOTAL	$428,148,826		34,108,260

Performance Information

The performance tables below illustrate the past performance of an investment in each Fund. A Fund’s past performance does not necessarily indicate how the BlackRock Fund will perform in the future. The following tables represent the average total returns for the SSR Fund and the BlackRock Fund. Please note that the team that will manage the combined fund initially took on responsibility for portfolio management of the BlackRock Fund on [                    ].

BlackRock Fund

Average Annual Total Returns(1)

For The Period Ended December 31, 2003

Returns for Investor Shares assume payment of applicable sales charges.

	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Large-Cap Value; Inv A(2)
Return Before Taxes	17.95%	(1.96)%	7.88%	04/20/92
Return After Taxes on Distribution	17.76%	(2.99)%	5.68%
Return After Taxes on Distribution and Sale of Shares	11.88%	(1.97)%	5.82%
Large-Cap Value; Inv B
Return Before Taxes	19.76%	(1.86)%	7.87%	04/20/92
Large-Cap Value; Inv C
Return Before Taxes	23.37%	(1.53)%	7.87%	04/20/92
Large-Cap Value; Institutional Shares
Return Before Taxes	25.77%	(0.33)%	9.00%	04/20/92
Return After Taxes on Distribution	25.48%	(1.55)%	6.60%
Return After Taxes on Distribution and Sale of Shares	17.07%	(0.71)%	6.69%
Russell 1000 R Value (Reflects no deduction for fees, expenses or taxes)	30.03%	3.57%	11.88%	N/A

(1)	The table assumes reinvestment of dividends and distributions. Source: BlackRock Advisors, Inc.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the historical performance data for Investor A shares as adjusted by such higher sales charge. Source: BlackRock Advisors, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A and Institutional shares only, and the after-tax returns for Investor B and C shares will vary.

SSR Fund

Average Annual Total Returns

For The Period Ended December 31, 2003

SSR Large-Cap Value	1 YEAR	5 YEARS	10 YEARS
CLASS A
Return Before Taxes	27.66%	1.98%	9.76%
Return After Taxes on Distributions	27.31%	0.04%	7.38%
Return After Taxes on Distributions and Sale of Shares	17.98%	0.73%	7.32%
CLASS B(1)(1) – Return Before Taxes	29.54%	2.15%	9.64%
CLASS B – Return Before Taxes	29.41%	2.15%	9.64%
CLASS C – Return Before Taxes	33.44%	2.43%	9.63%
CLASS S – Return Before Taxes	35.85%	3.51%	10.75%
S&P 500 INDEX – Return Before Taxes	28.69%	(0.57)%	11.06%
RUSSELL 1000 (R) VALUE INDEX Reflects no deduction for fees, expenses or taxes	30.03%	3.56%	11.88%

(1)	Performance for Class B(1) Shares reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

The combined portfolio will be named the BlackRock Large Cap Value Equity Portfolio following the Reorganization. Because BlackRock Large Cap Value Equity Portfolio will be substantially similar to the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the the BlackRock Fund at the closing of the reorganization.

Distributor

SSR Fund. State Street Research Investment Services, Inc., a division of State Street Research Services, Inc., with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as the distributor and principal underwriter for the SSR Fund. State Street Research Investment Services, Inc. is an indirect, wholly-owned subsidiary of MetLife.

BlackRock Fund. BlackRock Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of The PNC Financial Services Group, Inc., serves as the distributor and principal underwriter for the BlackRock Fund.

Distribution and Service Fees

BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan holders of Investor shares pay a fee (a distribution fee) to the distributor and/or affiliates of PNC Bank Corp. (including BlackRock Advisors) for distribution and sales support services. The distribution fees may be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (“Service Organizations”) as compensation for sales support services and related expenses. All Investor A Shares pay a maximum distribution fee of 0.10% per year of the average daily net asset value of each fund attributable to Investor A Shares. All Investor B and C Shares pay a maximum of 0.75% per year.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of a fund. All Investor Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock Advisors) may provide one or more of the following services to their customers who own Investor Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor Shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, the distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). BlackRock Advisors, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the BlackRock Fund or for services to the BlackRock Fund and its shareholders. These payments (“Additional Payments”) would be in addition to the payments by the BlackRock Fund and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization.

SSR Fund. The SSR Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (“SSR Distribution Plan”). Under the plans, the SSR Fund pays annual service and distribution fees to the distributor at a rate of 1.00% of average daily net assets for Class B, Class B(1) and Class C shares and service and distribution fees at a rate of up to 0.40% of average daily net assets for Class A shares. Currently, the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.25%. Upon completion of the Reorganization this waiver will no longer be in effect because the Class B shares will no longer be outstanding since they will be exchanged for Investor A shares of the BlackRock Fund. The distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.

Class S shares do not have service fees.

For more information on the SSR Distribution Plan or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the Reorganization SAI.

Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

Purchase, Valuation, Redemption and Exchange of Shares

Procedures for the purchase, exchange and redemption of shares of the SSR Fund and the BlackRock Fund are similar. You should refer to the BlackRock Fund’s Prospectus (a copy accompanies this Combined Prospectus/Proxy Statement) and Reorganization SAI and the SSR Fund’s Prospectus and Reorganization SAI for the specific procedures applicable to purchases, exchanges and redemptions of shares.

Purchasing Shares

BlackRock Fund. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the pricing time each day the NYSE is open.

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The BlackRock Fund permits a lower initial investment if you are an employee of the BlackRock Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of the Class S shares of the SSR Fund who will receive Institutional shares as part of the Reorganization.

SSR Fund. Shareholders of the SSR Fund may purchase shares of the SSR Fund through a financial intermediary, by wire, through electronic funds transfer, through an exchange or through the Investamatic Plan. Shares in Classes A, B(1) and C are available to individuals and Class S is available to employer sponsored retirement plans and financial professionals. Class B shares are available only to individuals through reinvestment of dividends and distributions or through exchange from existing Class B accounts.

The minimum initial investments relating the shares of SSR Fund are as follows: $1,000 for accounts that use the Investamatic program, $2,000 for Individual Retirement Accounts and $2,500 for all other accounts. Thereafter, minimum additional investments are $50 for any account.

The BlackRock Fund shares and the SSR Fund shares may be purchased in a similar manner, however, the minimum initial investment for the BlackRock Fund is lower, as discussed above. Following the Reorganization, shareholders may purchase shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described above.

Exchanging Shares

BlackRock Fund. Shareholders may exchange Investor Shares of the BlackRock Fund for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a Shareholder previously indicated that it did not want this option.

Frequent redemption or exchanges can interfere with fund management and drive up costs for all shareholders. Accordingly, the BlackRock Fund shareholders are subject to certain fees in connection with redemptions and exchanges. The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. However, the redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the BlackRock Funds, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the BlackRock Funds when a shareholder can demonstrate hardship.

SSR Fund. Shareholders have the right to exchange shares among other State Street Research funds. The SSR Fund does not impose redemption/exchange fees similar to those of the BlackRock Fund. However, the SSR Fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The SSR Fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder’s exchange privilege and may refuse to accept any exchange request, particularly those associated with “market timing” strategies.

Following the Reorganization, you will have the right to exchange Investor A, B, or C Shares from one BlackRock fund to Investor A, B or C Shares of another BlackRock fund to meet your changing financial needs. BlackRock Funds offers 47 different funds, enough to meet virtually any investment need.

Redeeming Shares

BlackRock Fund shareholders may place redemption orders by telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the net asset value (“NAV”) per share next determined after receipt of the redemption order, minus any applicable redemption/exchange fee, as discussed above.

The BlackRock Fund and the SSR Fund have similar policies with respect to redemption procedures and the pricing of shares, however, the BlackRock Fund charges its shareholders a fee, subject to certain exceptions, as discussed under “Exchanging Shares” above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the prospectuses.

Determining Net Asset Value

BlackRock Fund. NAV is calculated separately for each class of shares of the BlackRock Fund at the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern time) on each day the NYSE is open by dividing the value of all securities, cash and other assets owned the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the BlackRock Trust’s Board of Trustees.

SSR Fund. The SSR Fund calculates its NAV in a manner substantially similar to the BlackRock Fund.

Following the Reorganization, NAV will determined in a manner consistent with the BlackRock Fund’s procedures, as described above.

Other Service Providers

BlackRock Fund. PFPC, with its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as co-administrators to the BlackRock Fund. PFPC also serves as the transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC and BlackRock are both affiliates of The PNC Financial Services Group, Inc. Deloitte & Touche LLP, with its offices at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund.

SSR Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the transfer agent and custodian for the SSR Fund. Deloitte & Touche LLP, with its offices at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the SSR Fund.

COMPARATIVE INFORMATION ON SHAREHOLDER

RIGHTS AND OBLIGATIONS

While SSR Fund and BlackRock Fund are series of different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the corresponding SSR Fund will generally have the same legal characteristics as the shares of the SSR Fund with respect to such matters as voting rights, accessibility, and transferability.

The SSR Fund and the BlackRock Fund are each separate series of two different companies organized as Massachusetts business trusts and governed by their separate Declarations of Trust. Under their Declarations of Trust, the BlackRock Fund and the SSR Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Boards of the trusts of which the SSR Fund and BlackRock Fund are series may, without limitation, classify or reclassify any unissued shares of the SSR Fund or the BlackRock Fund into any number of additional classes of shares. The Boards of the two trusts may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund offers five classes of shares (designated as Investor A, B, C, Service and Institutional Shares). The SSR Fund offers five classes of shares (designated Class A, B, B(1), C, and S).

Each of the SSR Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each series of shares of the two trusts, shares of the same class within such series have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series and class of shares within such series of the two trusts bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Trustees have determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote), (ii) required by applicable law, or (iii) permitted by the Board of Trustees, all shares entitled to vote on any matter submitted to a vote of any series or class of shareholders of the BlackRock Fund are voted in the aggregate and not by class. However, unless (i) voting for Trustees, (ii) otherwise required by the 1940 Act, or (iii) with respect to matters that do not affect the interests of such class, all shares of the SSR Fund and classes thereof will vote as a separate class.

There are no preemptive rights in connection with shares of either trust. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund issued in the provisions of the Reorganization Plan), all shares are fully paid and non-assessable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE SSR FUND AND THE BLACKROCK FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each share class of the BlackRock Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the BlackRock Fund (assuming reinvestment of all dividends and distributions.) The year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the BlackRock Fund’s financial statements, are included in the SAI or annual report, which is available upon request.

Investor A Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.78		8.83	12.59	15.11	15.74	14.68

Income from Investment Operations
Net Investment Income (loss) ($)	0.07		0.09	0.02	0.07	0.10	0.16
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.80		1.96	(3.39)	(1.27)	0.77	2.01

Total from Investment Operations ($)	1.87		2.05	(3.37)	(1.20)	0.87	2.17

Less Distributions
Distributions from Net Investment Income ($)	(0.07)		(0.10)	(0.02)	(0.07)	(0.09)	(0.16)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	(0.37)	(1.25)	(1.41)	(0.95)

Total Distributions ($)	(0.07)		(0.10)	(0.39)	(1.32)	(1.50)	(1.11)

Net Asset Value, End of Period ($)	12.58		10.78	8.83	12.59	15.11	15.74

Total Return (1) (%)	17.35	(2)	23.32	(27.70)	(8.64)	5.71	14.85

Ratios/Supplemental Data
Net Assets, End of Period ($)	65,713		63,733	76,044	57,672	56,689	61,657
Ratio of Net Expenses to Average Net Assets (%)	1.23	(3)	1.26	1.27	1.27	1.23	1.19
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	1.45	(3)	1.38	1.32	1.27	1.23	1.19
Ratio of Net Investment Income to Average Net Assets (%)	1.05	(3)	0.83	0.22	0.53	0.66	0.96
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.83	(3)	0.71	0.17	0.52	0.66	0.96
Portfolio Turnover Rate (%)	38		150	128	114	121	42

(1)	Sales load not reflected in total return.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

Investor B Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.58		8.66	12.43	14.97	15.61	14.59

Income from Investment Operations
Net Investment Income (loss) ($)	0.02		0.01	(0.07)	(0.03)	(0.01)	0.02
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.79		1.93	(3.33)	(1.26)	0.77	1.99

Total from Investment Operations ($)	1.81		1.94	(3.40)	(1.29)	0.76	2.01

Less Distributions
Distributions from Net Investment Income ($)	(0.03)		(0.02)	0.00	0.00	0.00	(0.04)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	(0.37)	(1.25)	(1.40)	(0.95)

Total Distributions ($)	(0.03)		(0.02)	(0.37)	(1.25)	(1.40)	(0.99)

Net Asset Value, End of Period ($)	12.36		10.58	8.66	12.43	14.97	15.61

Total Return(1) (%)	17.07	(2)	22.42	(28.32)	(9.36)	4.93	13.93

Ratios/Supplemental Data
Net Assets, End of Period ($)	19,932		17,634	17,312	29,178	31,208	33,206
Ratio of Net Expenses to Average Net Assets (%)	1.97	(3)	2.01	2.01	2.01	2.00	2.00
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.10	(3)	2.13	2.07	2.02	2.00	2.00
Ratio of Net Investment Income to Average Net Assets (%)	0.30	(3)	0.09	(0.51)	(0.23)	(0.11)	0.15
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.18	(3)	(0.03)	(0.56)	(0.24)	(0.11)	0.15
Portfolio Turnover Rate (%)	38		150	128	114	121	42
(1) Contingent deferred sales load not reflected in total return. (2) Redemption fee of 2.00% is reflected in total return calculations. (3) Annualized.

Investor C Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.59		8.67	12.44	14.97	15.61	14.59

Income from Investment Operations
Net Investment Income (loss) ($)	0.02		0.01	(0.07)	(0.03)	0.01	0.03
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.79		1.93	(3.33)	(1.25)	0.75	1.98

Total from Investment Operations ($)	1.81		1.94	(3.40)	(1.28)	0.76	2.01

Less Distributions
Distributions from Net Investment Income ($)	(0.03)		(0.02)	0.00	0.00	0.00	(0.04)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	(0.37)	(1.25)	(1.40)	(0.95)

Total Distributions ($)	(0.03)		(0.02)	(0.37)	(1.25)	(1.40)	(0.99)

Net Asset Value, End of Period ($)	12.37		10.59	8.67	12.44	14.97	15.61

Total Return(1) (%)	17.06	(2)	22.40	(28.29)	(9.29)	4.93	13.93

Ratios/Supplemental Data
Net Assets, End of Period ($)	6,272		5,141	5,868	9,738	7,608	4,172
Ratio of Net Expenses to Average Net Assets (%)	1.97	(3)	2.01	2.01	2.01	2.00	2.00
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.10	(3)	2.13	2.06	2.02	2.00	2.00
Ratio of Net Investment Income to Average Net Assets (%)	0.30	(3)	0.09	(0.50)	(0.24)	(0.13)	0.15
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.18	(3)	(0.03)	(0.55)	(0.25)	(0.13)	0.15
Portfolio Turnover Rate (%)	38		150	128	114	121	42
(1) Contingent deferred sales load not reflected in total return. (2) Redemption fee of 2.00% is reflected in total return calculations. (3) Annualized.

Institutional Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.77		8.82	12.60	15.13	15.75	14.69

Income from Investment Operations
Net Investment Income (loss) ($)	0.09		0.16	0.10	0.14	0.16	0.22
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.81		1.94	(3.42)	(1.28)	0.79	2.01

Total from Investment Operations ($)	1.90		2.10	(3.32)	(1.14)	0.95	2.23

Less Distributions
Distributions from Net Investment Income ($)	(0.09)		(0.15)	(0.09)	(0.14)	(0.16)	(0.22)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	(0.37)	(1.25)	(1.41)	(0.95)

Total Distributions ($)	(0.09)		(0.15)	(0.46)	(1.39)	(1.57)	(1.17)

Net Asset Value, End of Period ($)	12.58		10.77	8.82	12.60	15.13	15.75

Total Return (%)	17.72	(1)	23.93	(27.41)	(8.22)	6.24	15.38

Ratios/Supplemental Data
Net Assets, End of Period ($)	136,270		151,602	369,792	1,345,903	1,821,839	1,909,445
Ratio of Net Expenses to Average Net Assets (%)	0.79	(2)	0.79	0.79	0.79	0.78	0.78
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	0.91	(2)	0.91	0.84	0.80	0.78	0.78
Ratio of Net Investment Income to Average Net Assets (%)	1.49	(2)	1.27	0.72	1.00	1.11	1.37
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	1.37	(2)	1.15	0.68	0.99	1.11	1.37
Portfolio Turnover Rate (%)	38		150	128	114	121	42

(1)	Redemption fee of 2.00% is reflected in total return calculations.
(2)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix C “Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the SSR Fund will have an aggregate value equal to the aggregate value of the SSR Fund shares immediately prior to the Reorganization. Upon receipt by the SSR Fund of the shares of the BlackRock Fund, the SSR Fund will distribute the shares to SSR Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the SSR Fund will be dissolved under applicable state law.

Such distribution will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the SSR Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund previously credited on those books to the accounts of the SSR Fund shareholders. Each newly-opened account on the books of the BlackRock Fund for the previous SSR Fund shareholders will represent the respective pro rata number of shares of the same or similar class of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares.

Accordingly, as a result of the Reorganization, each SSR Fund shareholder will own the same or similar class of shares of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares, having an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder’s SSR Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s shares. However, as a result of the Reorganization, a shareholder of either of the SSR Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the SSR Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization.

Terms of the Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire all of the assets and certain stated liabilities of the SSR Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the SSR Fund will transfer to the BlackRock Fund all of its assets in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund that are equal in value to the value of the net assets of the SSR Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of all of the liabilities of the SSR Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the SSR Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

The SSR Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the SSR Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board and terminate its registration under the 1940 Act.

The trusts of which the BlackRock Fund and the SSR Fund are series have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the SSR Fund’s shareholders;

•	the completion of the acquisition of SSRM’s parent company by BlackRock;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Agreement;

•	the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, pertaining thereto;

•	the declaration of a dividend by SSR Fund to distribute all or substantially all its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

The Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the SSR Fund.

The SSR Trust Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the SSR Fund’s shareholders (as described more fully in “The Proposed Reorganization—Reasons for the Proposed Reorganization”) and that the interests of the SSR Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the SSR Board of Trustees with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund — Investment Objectives and Principal Investment Strategies.”)

Through the Reorganization, shareholders will be invested in a fund with substantially similar objectives and strategies. As a result, the style and risk/return profile of the surviving fund will remain comparable to that of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the objective of the surviving fund.

•	There will be no gain or loss for shareholders’ federal income tax purposes, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free exchange of shares resulting in the assets and certain stated liabilities of the SSR Fund being assumed by the reorganized BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the value of their SSR Fund shares, and will pay no federal income tax on the transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratio for the combined fund that are no greater than those paid by the SSR Fund for the year ended March 31, 2004, subject to the limited exceptions for Class B Shares described above under “Current and Pro Forma Operating Expenses.”

In most cases, the surviving BlackRock fund has a lower expense ratio than the current SSR Fund. When this is not the case, BlackRock has agreed to subsidize expenses in order for expense ratios to remain in line with the current SSR Fund. This subsidy will continue for 2 years, after which expense ratios will be consistent with the BlackRock Fund pricing – which is set consistent with industry norms and competitive considerations.

•	The combined BlackRock and SSRM organization will have significantly more investment professionals and related resources than either organization possesses individually.

The combination of the BlackRock and SSRM organizations will enhance the combined organization’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•	As described under “Comparison of the SSR Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies” and “Management of the Funds” the team that manages the SSR Fund, which takes a “fundamental analysis” investment approach, will be replaced by the team that currently manages the BlackRock Fund, which makes investment decisions based on a multi-factor quantitative model. In determining that this change in investment teams is in the best interests of SSR Fund shareholders, the Board carefully considered the composition of the BlackRock Fund team and its investment style and strategies. (See “Management of the Funds”).

•	Shareholders will have substantially the same services available, including, for at least one year, the current call center, and will have access to a larger fund family with a broader array of options.

Shareholders will have access to the customer service that they currently have access to through the State Street Research call center, which will be maintained for at least one year. Specific service features – such as minimum investments, exchange rules, and automated investing plans – will remain consistent or become more favorable. The combined firm will offer an expanded product offering: currently, SSRM manages 14 open-end mutual funds with over $9 billion in assets, while BlackRock Advisors manage $17 billion across 42 open-end mutual funds. This broader product offering offers shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family.

•	The costs associated with combination of the two fund families, including the Reorganization, will be absorbed by BlackRock and SSRM and not borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage – all of which will be covered by the State Street Research and BlackRock organizations. Shareholders will not have to pay any sales charge on the BlackRock fund shares they receive in the reorganization, nor will they be charged any contingent deferred sales charge (“CDSC”) on the exchange of their SSR Fund shares. For purposes of determining the application of any CDSC, the holding period for their SSR Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•	BlackRock has a strong commitment to, and record, of compliance.

Shareholders will benefit from BlackRock’s strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside firms to handle fund and regulatory counsel as well as counsel to independent trustees. In addition, BlackRock has advised the Board that it has no significant regulatory matters pending.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the SSR Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the SSR Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the SSR Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the SSR Fund or the BlackRock Fund upon the transfer of all of the assets of the SSR Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of the liabilities of the SSR Fund, or upon the distribution of the shares of the BlackRock Fund by the SSR Fund to its shareholders in the subsequent liquidation of the SSR Fund.

•	No gain or loss will be recognized by a shareholder of the SSR Fund who exchanges all of his, her or its shares of the SSR Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the SSR Fund surrendered in exchange therefor.

•	The holding period of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will include the holding period of the shares of the SSR Fund surrendered in exchange therefor.

•	The BlackRock Fund’s tax basis in the SSR Fund’s assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the SSR Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the SSR Fund.

•	The holding period of the assets of the SSR Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the SSR Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the SSR Fund and its shareholders.

Prior to the Closing Date, the SSR Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the SSR Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the SSR Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the SSR Fund, which will be subject to the limitations described below. Both the BlackRock Fund and the SSR Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the SSR Fund will undergo an “ownership change” for tax purposes (because the SSR Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the SSR Fund (and certain “built-in-losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the stock of the SSR Fund immediately prior to the ownership change and a rate established by the IRS (    % for             , 2005)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. BlackRock Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

As noted above, shareholders of the SSR Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. See “Purchase, Valuation, Redemption and Exchange of Shares” above. Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock, BlackRock Advisors’ parent company, and SSRM Holdings, Inc., SSRM’s parent company, will equally share in the expenses incurred in connection with the Reorganization and preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with each Fund’s financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor SSRM or BlackRock Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each SSR Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the SSR Fund who are accumulating SSR Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to SSR Fund shares, will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund.

It will not be necessary for shareholders of the SSR Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the SSR Fund, such certificates will become null and void. Generally, no certificates for BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

Shareholder Approval

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the SSR Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

OTHER INFORMATION

Shareholder Information

At the close of business on [            ], 2004, the Record Date with respect to the Special Meeting, there were [            ] shares of the SSR Fund outstanding. As of the Record Date, the Trustees and officers of the SSR Fund as a group owned less than 1% of the shares of the SSR Fund. As of the Record Date, no person was known by the SSR Fund to own beneficially or of record as much as 5% of the shares of the SSR Fund except as follows:

[            ]

As of the Record Date, the BlackRock Fund had outstanding [            ] shares. As of the Record Date, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of the Record Date, no person was known by the BlackRock Fund to own beneficially or of record as much as 5% of the shares of the BlackRock Fund except as follows:

[            ]

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the SSR Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the SSR Fund or the BlackRock Fund should send such proposal to the respective Fund at [            ]. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about [            ], 2004. SSR Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of [            ] and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The SSR Fund has retained [            ], a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. SSR Fund shareholders may receive a telephone call from a professional proxy solicitation firm asking them to vote. The proxy solicitation expenses for the proposed Reorganization are estimated to be approximately $[            ], all of which will be borne by BlackRock and SSRM.

VOTING INFORMATION AND REQUIREMENTS

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the SSR Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The SSR Trust Board has fixed the close of business on [            ], 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. SSR Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

SSR Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the SSR Fund or by voting in person at the Special Meeting.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) may in certain circumstances have the same effect as votes “AGAINST” the Reorganization since approval of the proposal could in some circumstances require the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the SSR Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

The SSR Trust Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote their proxies in accordance with their best judgment.

In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) not directing otherwise will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the SSR Trust Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

If you cannot be present in person at the meeting, you are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

[            ], 2004

[BLACKROCK LOGO]

APPENDIX A

FUNDAMENTAL RESTRICTIONS

BlackRock Large-Cap Value Equity Portfolio	SSR Large-Cap Value Fund
The BlackRock Fund adopts an investment policy in which no more than 25% of Fund assets are invested in any one industry, with an exception for U.S. government issued or guaranteed instruments. The BlackRock Fund prohibits the purchase of securities of any one issuer if the purchase would (i) cause more than 5% of BlackRock Fund assets to be invested in that issuer, or (ii) result in more than 10% of the issuer’s voting securities to be owned by the Fund (except that up to 25% of the Fund’s total assets may be invested without regard to these limitations). The BlackRock Fund prohibits the lending or borrowing of money (although the BlackRock Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes up to 33 1/3% of the value of its total assets), the issuing of senior securities, the purchase or sale of real estate, and the purchase of securities while aggregate borrowings outstanding (including reverse repurchase agreements and borrowings from banks) exceed 5% of total BlackRock Fund assets. The BlackRock Fund may not act as an underwriter of other issuers and cannot acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act. Additionally, the BlackRock Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof (except for transactions in options on securities and securities indices, futures contracts and options on futures contracts). The BlackRock Fund also cannot make loans, purchase securities of companies for the purpose of exercising control, purchase securities on margin, make short sales of securities or maintain a short position (except “against the box”), purchase or sell commodities (except as permitted above) or commodity contracts, or invest in oil gas or mineral exploration or development programs.	The SSR Fund is a diversified investment company, as defined in Section 5(b)(1) of the 1940 Act. The SSR Fund adopts an investment policy in which 65% of the SSR Fund’s assets are invested in equity securities and equity convertible securities and no more than 25% of SSR Fund assets are invested in any one industry. Further, the SSR Fund limits investments in commodities or physical commodity contracts to 10% of the SSR Fund’s total assets. The SSR Fund also limits its participation in the marketing or underwriting of other issuers and its ability to borrow money. Further, it is the SSR Fund’s policy not to issue senior securities, to purchase or sell real estate in fee simple or real estate mortgage loans, to lend money or to conduct arbitrage transactions or invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development programs.

APPENDIX B

The following officers and trustees of the BlackRock Fund are also officers, directors or shareholders of the BlackRock Advisor:

Name	Position Held with the BlackRock Fund	Position Held with BlackRock Advisors	Ownership interest in BlackRock Advisors, BlackRock, Inc. and/or PNC Bank (as of [ ])
Laurence D. Fink	President, Trustee	Chief Executive Officer
Paul Audet	Treasurer	Member of Board of Directors
Anne Ackerley	Vice President	Managing Director
Ellen L. Corson	Assistant Treasurer	N/A
Brian P. Kindelan	Secretary	Director
Vincent Tritto	Assistant Secretary	N/A
Bart Battista	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director

The directors and principal executive officers of BlackRock Advisors, and their addresses and principal occupations are:

Name and Address	Principal Occupation
Laurence D. Fink, Chief Executive Officer 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chairman and Chief Executive Officer

Ralph L. Schlosstein, Director and President 40 East 52nd Street New York, NY 10022	BlackRock, Inc., President and Director

Robert S. Kapito, Director and Vice Chairman 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Vice Chairman and Chief Investment Officer

Paul L. Audet, Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chief Financial Officer and Managing Director

Robert P. Connolly, Managing Director, General Counsel and Secretary 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director, General Counsel and Secretary

Laurence J. Carolan, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Kevin M. Klingert, Director and Managing Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director

John P. Moran, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Thomas H. Nevin, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Mark Steinberg, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

If the shareholders of the SSR Fund approve the Reorganization, they will immediately become subject to the Advisory Agreement with BlackRock Advisors.

SSRM was paid an aggregate fee of $851,041 for investment advisory services for the fiscal year ended June 30, 2004, from the SSR Fund. The SSRM would have earned $720,112 during the year ended June 30, 2004, if the BlackRock Fund’s advisory fee rate had applied. Such amounts do not reflect any fee waivers. This accounted for a -15% difference between fee rates.

APPENDIX C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [            ], 2004, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to BlackRock Large-Cap Value Equity Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and State Street Research Equity Trust, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to State Street Research Large-Cap Value Fund, a separate series of the Selling Trust (the “SSR Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the SSR Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the SSR Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the SSR Fund and the termination, dissolution and complete liquidation of the SSR Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the SSR Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and the SSR Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the SSR Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the SSR Fund and that the interests of the existing shareholders of the SSR Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SSR FUND IN EXCHANGE FOR BLACKROCK

FUND SHARES AND THE ASSUMPTION OF SSR FUND STATED LIABILITIES

AND LIQUIDATION OF THE SSR FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the SSR Fund agrees to convey, transfer and deliver the assets of the SSR Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the SSR Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the SSR Fund’s assets, net of the liabilities of the SSR Fund, attributable to each share class of the SSR Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the SSR Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the SSR Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A and Class B shares of the SSR Fund; Investor B shares of the BlackRock Fund correspond to Class B(1) shares of the SSR Fund; Investor C shares of the BlackRock Fund correspond to Class C shares of the SSR Fund; and Institutional Shares of the BlackRock Fund correspond to Class S shares of the SSR Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the SSR Fund to be acquired by the BlackRock Fund shall consist of all property owned by the SSR Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the SSR Fund, any deferred or prepaid expenses shown as an asset on the books of the SSR Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the SSR Fund’s rights under this Agreement (the “Assets”).

The SSR Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the SSR Fund’s portfolio securities and other investments and (b) a list of the SSR Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the SSR Fund prior to the date of the approval by the board of directors of Metropolitan Life Insurance Company’s sale of SSRM Holdings, Inc., an indirect parent of the investment adviser to the Selling Trust, to BlackRock, Inc., an indirect parent of the investment adviser to the Acquiring Trust, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the SSR Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the SSR Fund with a list of the securities and other instruments, if any, on the SSR Fund’s list referred to above that do not conform to the BlackRock Fund’s investment objectives, policies and restrictions. If requested by the BlackRock Fund, the SSR Fund will dispose of securities and other instruments on the BlackRock Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the SSR Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the SSR Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the SSR Fund furnishes the BlackRock Fund with the list described above, the SSR Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the SSR Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the SSR Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund and (b) nothing will permit the SSR Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund.

1.3 LIABILITIES TO BE ASSUMED. The SSR Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the SSR Fund set forth in the SSR Fund’s statement of assets and liabilities as of the Closing Date delivered by the SSR Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the SSR Fund.

1.4 NAME CHANGE. Effective immediately following the Closing, the name of the BlackRock Fund shall change to the BlackRock Large-Cap Value Equity Portfolio.

1.5 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.6 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the SSR Fund will distribute in complete liquidation of the SSR Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “SSR Fund Shareholders”), all of the BlackRock Fund Shares received by the SSR Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the SSR Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.10 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the SSR Fund to open accounts on the share records of the BlackRock Fund in the name of the SSR Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due SSR Fund Shareholders holding the corresponding class of SSR Fund shares. All issued and outstanding shares of the SSR Fund will, simultaneously with the liquidation, be cancelled on the books of the SSR Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer, however, the BlackRock Fund shall issue such certificates upon written request.

1.7 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

1.8 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the SSR Fund shares on the books of the SSR Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.9 REPORTING RESPONSIBILITY. Any reporting responsibility of the SSR Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the SSR Fund, or the Selling Trust on behalf of the SSR Fund.

1.10 TERMINATION AND DISSOLUTION. The SSR Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.6 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.11 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the SSR Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the SSR Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the SSR Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.12 The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the SSR Fund all actions expressed herein as being the obligations of the SSR Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at One Beacon Street, Boston, Massachusetts 02108-3194, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The SSR Fund shall instruct its Custodian, [            ] (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the SSR Fund. The SSR Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, [            ], for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The SSR Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the SSR Fund shall be transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the SSR Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the SSR Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The SSR Fund shall instruct its transfer agent, State Street Bank and Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of SSR Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each SSR Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the SSR Fund, or provide evidence reasonably satisfactory to the SSR Fund that such BlackRock Fund Shares have been credited to the SSR Fund’s account on the books of the BlackRock Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the SSR Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the SSR Fund for the reason that any of such Assets have not yet been delivered to it by the SSR Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the SSR Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SSR FUND. The Selling Trust, on behalf of the SSR Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The SSR Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the SSR Fund. The Selling Trust, on behalf of the SSR Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the SSR Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the SSR Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the SSR Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the SSR Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the SSR Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The SSR Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The SSR Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust on behalf of the SSR Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the SSR Fund) or the SSR Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the SSR Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the SSR Fund is a party or by which it is bound.

(f) The SSR Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the SSR Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the SSR Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the SSR Fund to carry out the transactions contemplated by this Agreement. The SSR Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the SSR Fund for the fiscal year ended [June 30, 2004], have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the SSR Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the SSR Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the SSR Fund as reflected in the audited financial statements for the fiscal year ended [June 30, 2004], other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of SSR Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since June 30, 2004, there has been no material adverse changes in the SSR Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the SSR Fund (other than changes occurring in the ordinary course of business), or any incurrence by the SSR Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the SSR Fund due to declines in the value of SSR Fund’s Assets, the discharge of SSR Fund liabilities or the redemption of SSR Fund shares by SSR Fund Shareholders shall not constitute a material adverse change.

(j) Since June 30, 2004 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the SSR Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the SSR Fund granted by or on behalf of the SSR Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the SSR Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the SSR Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the SSR Fund for borrowed money or any commitment to borrow money by or on behalf of the SSR Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the SSR Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the SSR Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the SSR Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the SSR Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the SSR Fund, and no shares of the SSR Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the SSR Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the SSR Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the SSR Fund’s transfer agent as provided in paragraph 3.4. The SSR Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the SSR Fund shares and has no outstanding securities convertible into any of the SSR Fund shares.

(m) At the Closing Date, the Selling Trust, on behalf of the SSR Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the SSR Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n) The Selling Trust, on behalf of the SSR Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the SSR Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the SSR Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the SSR Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The SSR Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by the SSR Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated by this Agreement.

(r) The Selling Trust has called a special meeting of SSR Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ] (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust on behalf of the SSR Fund, as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the SSR Fund furnished to the BlackRock Fund by the SSR Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the SSR Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its BlackRock’s assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, and the unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s Assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which as of [            ], 2004 there were [            ] shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the BlackRock Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the BlackRock Fund’s transfer agent as provided in paragraph 3.4. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The BlackRock Fund Shares to be issued and delivered to the SSR Fund for the account of the SSR Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable, [(except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)]

(n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

(q) The Acquiring Trust has called a special meeting of BlackRock Fund Shareholders to elect trustees, including [            ], [            ] and [            ].

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE SSR FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and SSR Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the SSR Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the SSR Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the SSR Fund and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Trust shall make available to the Acquiring Trust’s officers and agents all books and records of the Selling Trust relating to the SSR Fund.

5.4 ADDITIONAL INFORMATION. The SSR Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the SSR Fund’s shares.

5.5 CONTRACT TERMINATION. The SSR Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the SSR Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the SSR Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the SSR Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the SSR Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The SSR Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the SSR Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the SSR Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the SSR Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the SSR Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the SSR Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 LIABILITY INSURANCE. Effective on or prior to the Closing Date, for the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust shall provide, or cause to be provided, reasonable liability insurance covering the actions of the independent trustees of the Selling Trust for the period they served as such to substantially the same extent and with approximately the same deductible as in effect on the date hereof, or provide tail or runoff insurance with the same terms and limits as currently in effect; provided, however, that in no event shall the Acquiring Trust be required to expend in excess of 200% of the annual premium currently paid by the Selling Trust for its current policy of liability insurance; and provided further that if the premium of such insurance coverage exceeds such amount, the Acquiring Trust shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

5.11 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the Selling Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the SSR Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.12 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the SSR Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13 INTERIM ADVISORY CONTRACT. In the event that, prior to the Closing Date, a special shareholder meeting for the SSR Fund is duly convened but adjourned solely as a result of a failure of the requisite vote to be obtained because the quorum required therefor under the 1940 Act is not present at such meeting, the Selling Trust shall use its reasonable best efforts to (a) cause the Selling Trust’s trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the SSR Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the SSR Fund than the terms of the existing investment advisory contract with State Street Research & Management Company and (b) as promptly as practicable following the adjournment of such meeting, cause the Selling Trust’s board of trustees to take such action as may be necessary to re-convene a special meeting of the shareholders of the SSR Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such new investment advisory contract as contemplated by clause (a) above.

5.14 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SSR FUND

The obligations of the SSR Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the SSR Fund a certificate executed in the SSR Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the SSR Fund and dated as of the Closing Date, to such effect and as to such other matters as the SSR Fund shall reasonably request. The SSR Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f) Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the SSR Fund of all the obligations to be performed by the SSR Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the SSR Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The SSR Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the SSR Fund’s name by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

7.2 The SSR Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the SSR Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the SSR Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the SSR Fund shareholders all of the SSR Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The BlackRock Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the SSR Fund is a series thereof.

(c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Acquiring Trust constitutes the valid and binding obligation of the Selling Trust, enforceable against the Selling Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust or the enforceability of the Agreement against the Selling Trust.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the SSR Fund, or sales loads of the SSR Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.6 The Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

BLACKROCK FUND AND SSR FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the SSR Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the SSR Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the SSR Fund in accordance with the provisions of the Selling Trust’s agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the SSR Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the SSR Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund followed by the distribution of BlackRock Fund Shares to the SSR Fund Shareholders in complete dissolution and liquidation of the SSR Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the BlackRock Fund and the SSR Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund;

(c) no gain or loss will be recognized by the SSR Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to SSR Fund Shareholders in exchange for such shareholders’ shares of the SSR Fund in liquidation of the SSR Fund;

(d) no gain or loss will be recognized by the SSR Fund Shareholders upon the exchange of their SSR Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each SSR Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the SSR Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each SSR Fund Shareholder pursuant to the Reorganization will include the period during which the SSR Fund shares exchanged therefor were held by such shareholder, provided such SSR Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the SSR Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each SSR Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the condition set forth in this paragraph 8.7.

8.7 The transactions contemplated under the Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, SSRM Holdings, Inc. shall bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock, Inc. shall bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding the foregoing sentence, the reasonable out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statements and the solicitation of the related proxies for the SSR Fund, shall be borne equally between BlackRock, Inc., on the one hand, and SSRM Holdings, Inc., on the other.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Selling Trust, on behalf of the SSR Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c) the termination of the Stock Purchase Agreement in accordance with its terms.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the BlackRock Fund, the SSR Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the SSR Fund Shareholders called by the SSR Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the SSR Fund Shareholders under this Agreement to the detriment of such SSR Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the SSR Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the SSR Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the SSR Fund to satisfy the obligations of the SSR Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the SSR Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the SSR Fund as provided in the Selling Trust’s agreement and declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, One Financial Center, Boston, Massachusetts 02111, Attention: [            ], or to the Acquiring Trust, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, Attention: [            ], or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

BLACKROCK FUNDS

STATE STREET RESEARCH EQUITY TRUST

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2004

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the State Street Research Large-Cap Value Fund (the “SSR Fund”), a series of State Street Research Equity Trust, a Massachusetts business trust, into the BlackRock Large-Cap Value Equity Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated [            ], 2004 (the “Combined Prospectus/Proxy Statement”) of the BlackRock Funds. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of substantially all the liabilities of, the SSR Fund, in exchange for shares of the BlackRock Fund. The SSR Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the SSR Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Equity Trust, One Financial Center, Boston, Massachusetts 02111, or by calling 1-877-773-8637.

I.	Additional Information about the BlackRock Fund and the SSR Fund

II.	Pro Forma Combining Portfolio of Investments as of March 31, 2004

III.	Pro Forma Combining Statement of Assets and Liabilities as of March 31, 2004

IV.	Pro Forma Combining Statement of Operations for the year ended March 31, 2004

V.	Notes to Pro Forma Financial Statements (Unaudited)

*	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES

I.	ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUND AND THE SSR FUND

FOR THE BLACKROCK FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 28, 2004, as supplemented May 18, 2004, as filed with the Securities and Exchange Commission.

FOR THE SSR FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the SSR Fund dated November 1, 2003, as filed with the Securities and Exchange Commission.

II.	FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report of the BlackRock Fund for the year ended September 30, 2003, (ii) the Semi-annual Report of the BlackRock Fund for the six months ended March 31, 2004, and (iii) the Annual Report of the SSR Fund for the year ended June 30, 2004. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

Pro forma financial statements of the SSR Fund and BlackRock Fund are provided on the following pages.

BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE-CAP VALUE FUND

PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS

MARCH 31, 2004

(UNAUDITED)

	Pro Forma Combined % of Market Value	SSR Large Cap Value		BlackRock Large Cap Value Equity		Pro Forma Combined
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks	95.91%
Advertising Agencies	0.23%
Interpublic Group of Companies, Inc.*		66,600	$1,024,308	0	$0	66,600	$1,024,308

Aerospace	2.41%
Alliant Techsystems, Inc.		0	0	23,500	1,278,400	23,500	1,278,400
Boeing Co.		50,500	2,074,035	0	0	50,500	2,074,035
Lockheed Martin Corp.		15,500	707,420	0	0	15,500	707,420
Northrop Grumman Corp.		0	0	25,700	2,529,394	25,700	2,529,394
United Technologies Corp.		16,600	1,432,580	30,300	2,614,890	46,900	4,047,470

			4,214,035		6,422,684		10,636,719

Banks	13.37%
Bank of America Corp.		37,300	3,020,554	100,500	8,138,489	137,800	11,159,043
Bank of New York Co., Inc.		79,000	2,488,500	0	0	79,000	2,488,500
Bank One Corp.		0	0	88,700	4,835,924	88,700	4,835,924
First Tennessee National Corp.		0	0	48,100	2,294,370	48,100	2,294,370
FleetBoston Financial Corp.		60,500	2,716,450	53,800	2,415,620	114,300	5,132,070
Greenpoint Financial Corp.		0	0	45,000	1,966,950	45,000	1,966,950
Huntington Bancshares, Inc.		0	0	79,200	1,757,448	79,200	1,757,448
J.P. Morgan Chase & Co., Inc.		51,400	2,156,230	179,100	7,513,245	230,500	9,669,475
National City Corp.		42,400	1,508,592	81,400	2,896,212	123,800	4,404,804
PNC Financial Corp.		29,900	1,657,058	0	0	29,900	1,657,058
U.S. Bancorp		98,600	2,726,290	193,900	5,361,335	292,500	8,087,625
Wachovia Corp.		0	0	119,400	5,611,800	119,400	5,611,800

			16,273,674		42,791,393		59,065,067

Beverages & Bottling	0.50%
Coca-Cola Enterprises, Inc.		0	0	92,200	2,228,474	92,200	2,228,474

Broadcasting	0.67%
Comcast Corp. - Class A*		0	0	60,500	1,738,770	60,500	1,738,770
Fox Entertainment Group, Inc. - Class A*		0	0	45,800	1,241,180	45,800	1,241,180

			0		2,979,950		2,979,950

Business Services	1.21%
Cendant Corp.		81,100	1,978,029	138,900	3,387,771	220,000	5,365,800

Chemicals	2.21%
Air Products & Chemicals Inc.		41,300	2,069,956	0	0	41,300	2,069,956
Cytec Industries, Inc.		0	0	70,700	2,514,799	70,700	2,514,799
E.I. du Pont de Nemours & Co.		59,200	2,499,424	0	0	59,200	2,499,424
RPM International, Inc.		0	0	162,400	2,686,096	162,400	2,686,096

			4,569,380		5,200,895		9,770,275

	Pro Forma Combined % of Market Value	SSR Large Cap Value		BlackRock Large Cap Value Equity		Pro Forma Combined
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Commercial Services	0.39%
Waste Management Inc.		57,700	1,741,386	0	0	57,700	1,741,386

Communications Technology	0.35%
Motorola Inc.		87,100	1,532,960	0	0	87,100	1,532,960

Computer & Office Equipment	2.96%
Hewlett-Packard Co.		47,400	1,082,616	190,600	4,353,304	238,000	5,435,920
International Business Machines Corp.		0	0	67,600	6,208,384	67,600	6,208,384
Sun Microsystems Inc.*		347,500	1,445,600	0	0	347,500	1,445,600

			2,528,216		10,561,688		13,089,904

Computer Software & Services	0.98%
BMC Software, Inc.*		0	0	82,900	1,620,695	82,900	1,620,695
GTECH Holdings Corp.		0	0	26,900	1,590,866	26,900	1,590,866
Microsoft Corp.		45,500	1,136,135	0	0	45,500	1,136,135

			1,136,135		3,211,561		4,347,696

Construction	0.68%
Centex Corp.		0	0	55,200	2,984,113	55,200	2,984,113

Drug & Grocery Store Chains	0.96%
CVS Corp.		51,600	1,821,480	0	0	51,600	1,821,480
Kroger Co.*		144,300	2,401,152	0	0	144,300	2,401,152

			4,222,632		0		4,222,632

Electronics	1.73%
Agilent Technologies, Inc.*		0	0	54,400	1,720,672	54,400	1,720,672
Jabil Circuit, Inc.*		0	0	53,600	1,577,448	53,600	1,577,448
L-3 Communications Holdings, Inc.		0	0	35,300	2,099,644	35,300	2,099,644
Raytheon Co.		71,800	2,250,212	0	0	71,800	2,250,212

			2,250,212		5,397,764		7,647,976

Energy & Utilities	4.28%
Consol Energy Inc.		37,100	994,280	0	0	37,100	994,280
Constellation Energy Group, Inc.		0	0	76,200	3,044,190	76,200	3,044,190
Entergy Corp.		0	0	53,600	3,189,200	53,600	3,189,200
Exelon Corp.		0	0	51,410	3,540,607	51,410	3,540,607
PPL Corp.		60,300	2,749,680	56,100	2,558,160	116,400	5,307,840
TXU Corp.		0	0	98,700	2,828,742	98,700	2,828,742

			3,743,960		15,160,899		18,904,859

Entertainment & Leisure	3.90%
Caesars Entertainment, Inc.*		0	0	144,300	1,881,672	144,300	1,881,672
DirecTV Group Inc.*		125,637	1,932,297	0	0	125,637	1,932,297
Liberty Media Corp.*		208,100	2,278,695	0	0	208,100	2,278,695
Time Warner, Inc.*		0	0	274,100	4,621,326	274,100	4,621,326
Viacom Inc. Cl. B		16,900	662,649	0	0	16,900	662,649
The Walt Disney Co.		115,700	2,891,343	117,600	2,938,824	233,300	5,830,167

			7,764,984		9,441,822		17,206,806

Finance	9.82%
Capital One Financial Corp.		0	0	24,900	1,878,208	24,900	1,878,208
Citigroup, Inc.*		108,000	5,583,600	265,100	13,705,670	373,100	19,289,270
Countrywide Financial Corp.		0	0	22,866	2,192,849	22,866	2,192,849
Federal National Mortgage Association		19,400	1,442,390	0	0	19,400	1,442,390
Freddie Mac		0	0	34,400	2,031,664	34,400	2,031,664
The Goldman Sachs Group, Inc.		0	0	23,800	2,483,530	23,800	2,483,530
Lehman Brothers Holdings, Inc.		0	0	19,600	1,624,252	19,600	1,624,252
MBNA Corp.		101,900	2,815,497	29,900	826,137	131,800	3,641,634
Merrill Lynch & Co., Inc.		0	0	77,640	4,624,238	77,640	4,624,238
Morgan Stanley Dean Witter Inc.		50,100	2,870,730	0	0	50,100	2,870,730
Washington Mutual, Inc.		0	0	30,200	1,289,842	30,200	1,289,842

			12,712,217		30,656,390		43,368,607

Food & Agriculture	1.50%
Archer-Daniels-Midland Co.		0	0	132,000	2,226,840	132,000	2,226,840
General Mills Inc.		24,200	1,129,656	0	0	24,200	1,129,656
Sara Lee Corp.		69,100	1,510,526	0	0	69,100	1,510,526
Supervalu, Inc.		0	0	57,800	1,765,212	57,800	1,765,212

			2,640,182		3,992,052		6,632,234

Health Care	2.09%
Baxter International Inc.		71,800	2,217,902	0	0	71,800	2,217,902
Bristol-Myers Squibb Co.		57,100	1,383,533	0	0	57,100	1,383,533
MedImmune Inc.*		48,800	1,126,304	0	0	48,800	1,126,304
Pfizer Inc.		63,000	2,208,150	0	0	63,000	2,208,150
Schering-Plough Inc.		79,300	1,286,246	0	0	79,300	1,286,246
Wyeth Inc.		27,100	1,017,605	0	0	27,100	1,017,605

			9,239,740		0		9,239,740

Health Care Facilities	0.47%
HCA Inc.		50,700	2,059,434	0	0	50,700	2,059,434

Household Furnishings	0.34%
Newell Rubbermaid Inc.		64,500	1,496,400	0	0	64,500	1,496,400

Insurance	6.70%
ACE Ltd.		0	0	34,800	1,484,569	34,800	1,484,569
The Allstate Corp.		0	0	66,700	3,032,182	66,700	3,032,182
American International Group, Inc.		38,200	2,725,570	67,100	4,787,585	105,300	7,513,155
Aon Corp.		77,200	2,154,652	0	0	77,200	2,154,652
Fidelity National Financial, Inc.		0	0	48,672	1,927,410	48,672	1,927,410
Hartford Financial Services Group Inc.		35,500	2,261,350	0	0	35,500	2,261,350
John Hancock Financial Services, Inc.		0	0	41,500	1,813,135	41,500	1,813,135
MetLife, Inc.		0	0	36,000	1,284,480	36,000	1,284,480
Prudential Financial, Inc.		0	0	64,200	2,874,876	64,200	2,874,876
UnumProvident Corp.		54,700	800,261	0	0	54,700	800,261
W.R. Berkley Corp.		0	0	46,750	1,864,390	46,750	1,864,390
XL Capital Ltd.		34,100	2,592,964	0	0	34,100	2,592,964

			10,534,797		19,068,627		29,603,424

Integrated International Oil	0.87%
BP PLC ADR		30,264	1,549,517	0	0	30,264	1,549,517
Unocal Corp.		61,800	2,303,904	0	0	61,800	2,303,904

			3,853,421		0		3,853,421

Machinery & Heavy Equipment	0.56%
Deere & Co.		0	0	31,200	2,162,473	31,200	2,162,473
Eagle Materials, Inc.		0	0	1,272	74,857	1,272	74,857
Eagle Materials, Inc. - Class B		0	0	4,276	249,718	4,276	249,718

			0		2,487,048		2,487,048

Manufacturing	3.18%
American Standard Cos., Inc.*		0	0	18,600	2,115,750	18,600	2,115,750
The Black & Decker Corp.		0	0	23,300	1,326,702	23,300	1,326,702
Cooper Industries, Inc.		0	0	29,700	1,698,246	29,700	1,698,246
Eaton Corp.		0	0	28,900	1,623,891	28,900	1,623,891
Energizer Holdings, Inc.*		0	0	51,300	2,395,197	51,300	2,395,197
Fortune Brands, Inc.		0	0	28,400	2,176,292	28,400	2,176,292
The Sherwin-Williams Co.		0	0	70,900	2,724,687	70,900	2,724,687

			0		14,060,765		14,060,765

Medical & Medical Services	0.52%
Coventry Health Care, Inc.*		0	0	53,950	2,283,704	53,950	2,283,704

Medical Instruments & Supplies	0.41%
Becton, Dickinson & Co.		0	0	37,700	1,827,696	37,700	1,827,696

Metal & Mining	0.67%
Alcoa, Inc.		24,100	836,029	60,900	2,112,621	85,000	2,948,650

Motor Vehicles	1.43%
American Axle Manufacturing Holdings, Inc.*		0	0	52,400	1,930,940	52,400	1,930,940
General Motors Corp.		31,000	1,460,100	61,700	2,906,070	92,700	4,366,170

			1,460,100		4,837,010		6,297,110

Multi-Sector	1.40%
General Electric Co.		20,700	631,764	0	0	20,700	631,764
Honeywell International Inc.		76,300	2,582,755	0	0	76,300	2,582,755
Tyco International Ltd.		104,100	2,982,465	0	0	104,100	2,982,465

			6,196,984		0		6,196,984

Offshore Drilling	0.50%
Transocean Inc.		78,500	2,189,365	0	0	78,500	2,189,365

Oil & Gas	9.33%
Amerada Hess Corp.		32,100	2,095,488	25,500	1,664,640	57,600	3,760,128
Anadarko Petroleum Corp.		45,500	2,359,630	0	0	45,500	2,359,630
ChevronTexaco Corp.		26,451	2,321,869	56,000	4,915,680	82,451	7,237,549
ConocoPhillips		0	0	66,900	4,670,289	66,900	4,670,289
Exxon Mobil Corp.		86,100	3,580,899	301,900	12,556,021	388,000	16,136,920
Marathon Oil Corp.		0	0	61,300	2,063,971	61,300	2,063,971
Occidental Petroleum Corp.		0	0	58,700	2,703,135	58,700	2,703,135
Oneok, Inc.		0	0	101,400	2,286,570	101,400	2,286,570

			10,357,886		30,860,306		41,218,192

Oil Well Equipment & Services	0.37%
Halliburton Co.		53,100	1,613,709	0	0	53,100	1,613,709

Paper & Forest Products	2.40%
Georgia Pacific Corp.		0	0	63,000	2,122,470	63,000	2,122,470
International Paper Co.		57,700	2,438,402	0	0	57,700	2,438,402
Kimberly-Clark Corp.		33,000	2,082,300	25,500	1,609,050	58,500	3,691,350
Louisiana-Pacific Corp.		0	0	90,300	2,329,740	90,300	2,329,740

			4,520,702		6,061,260		10,581,962

Pharmaceuticals	1.35%
Merck & Co., Inc.		0	0	135,100	5,970,069	135,100	5,970,069

Publishing & Printing	0.57%
The McGraw-Hill Cos., Inc.		0	0	32,800	2,497,392	32,800	2,497,392

Railroad & Shipping	0.76%
Burlington Northern Santa Fe Corp.		31,400	989,100	74,900	2,359,350	106,300	3,348,450

	Pro Forma Combined % of Market Value	SSR Large Cap Value		BlackRock Large Cap Value Equity		Pro Forma Combined
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Real Estate	1.86%
General Growth Properties, Inc.		0	0	89,600	3,149,440	89,600	3,149,440
The Rouse Co.		0	0	40,500	2,170,800	40,500	2,170,800
Simon Property Group, Inc.		0	0	49,200	2,875,248	49,200	2,875,248

			0		8,195,488		8,195,488

Restaurants	1.19%
McDonald’s Corp.		97,600	2,788,432	87,000	2,485,590	184,600	5,274,022

Retail Merchandising	2.76%
Autozone Inc.*		10,700	919,879	0	0	10,700	919,879
Borders Group, Inc.		0	0	63,400	1,505,116	63,400	1,505,116
Federated Department Stores, Inc.		28,700	1,551,235	45,300	2,448,465	74,000	3,999,700
Gap Inc.		68,200	1,494,944	0	0	68,200	1,494,944
Home Depot Inc.		56,100	2,095,896	0	0	56,100	2,095,896
Nordstrom, Inc.		0	0	54,900	2,190,510	54,900	2,190,510

			6,061,954		6,144,091		12,206,045

Security Brokers & Dealers	0.00%
Piper Jaffray Cos., Inc.*		0	0	65	3,520	65	3,520

Semiconductors & Related Devices	0.27%
Fairchild Semiconductor International, Inc.*		0	0	48,700	1,170,261	48,700	1,170,261

Soaps & Cosmetics	0.53%
The Procter & Gamble Co.		0	0	22,100	2,317,848	22,100	2,317,848

Telecommunications	4.52%
BellSouth Corp.		0	0	168,000	4,651,920	168,000	4,651,920
SBC Communications, Inc.		116,600	2,861,364	65,100	1,597,554	181,700	4,458,918
Sprint Corp. (Fon Group)		0	0	98,600	1,817,198	98,600	1,817,198
Verizon Communications, Inc.		76,800	2,806,272	171,100	6,251,994	247,900	9,058,266

			5,667,636		14,318,666		19,986,302

Telephone Communications	0.37%
Alltel Corp.		0	0	33,000	1,646,370	33,000	1,646,370

Tobacco	1.51%
Altria Group, Inc.		32,100	1,747,845	90,400	4,922,280	122,500	6,670,125

Toys	0.63%
Mattel Inc.		80,600	1,486,264	0	0	80,600	1,486,264
Toys “R” Us Inc.*		77,300	1,298,640	0	0	77,300	1,298,640

			2,784,904		0		2,784,904

Transportation	0.20%
J.B. Hunt Transport Services, Inc.*		0	0	30,600	862,002	30,600	862,002

Total Common Stocks & Equity Interest
SSR Large Cap Value (Cost $121,705,292) BLK Large Cap Value Equity (Cost $209,396,922)			142,730,748		280,909,420		423,640,168

*	Non-income producing security

		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
		in (000)		in (000)		in (000)
Short Term Investments	4.09%
Canadian Imperial Bank International, Certificate of Deposit
1.04% 04/29/2004		$0	$0	$341	$341,036	$341	$341,036
Chase Manhattan Bank, Time Deposit
1.06% 04/01/2004		0	0	851	850,582	851	850,582
Foreningssparbanken AB, Floating Rate Notes
1.05% 04/19/2004		0	0	1,917	1,916,813	1,917	1,916,813
Merrill Lynch Master Note, Floating Rate Notes
1.19% 04/01/2004		0	0	1,117	1,116,614	1,117	1,116,614
Merrill Lynch, Medium Term Notes
1.19% 04/01/2004		0	0	124	124,125	124	124,125
Morgan Stanley Dean Witter Dis DTC MMI Generic
1.05% 07/01/2004		3,198	3,198,000	0	0	3,198	3,198,000
Natexis Banques International, Floating Rate Notes
1.11% 04/01/2004		0	0	445	445,073	445	445,073
1.16% 04/01/2004		0	0	375	374,765	375	374,765
Societe General, Floating Rate Notes
1.14% 04/01/2004		0	0	1,284	1,284,417	1,284	1,284,417
Svenska Handelsbank, Certificate of Deposit
1.39% 10/27/2004		0	0	607	607,263	607	607,263
Tannehill Capital, Commercial Paper
1.04% 04/19/2004		0	0	2,246	2,245,506	2,246	2,245,506
Westdeutsche Landsbank International, Floating Rate Notes
1.06% 04/12/2004		0	0	113	112,563	113	112,563
1.06% 04/23/2004		0	0	1,320	1,319,997	1,320	1,319,997
1.06% 04/29/2004		0	0	321	321,127	321	321,127
Galileo Money Market Fund		0	0	538	537,723	538	537,723
Institutional Money Market Trust		0	0	3,272	3,271,952	3,272	3,271,952

Total Short Term Investments
SSR Large Cap Value (Cost $3,198,000) BLK Large Cap Value Equity (Cost $14,869,556)			3,198,000		14,869,556		18,067,556

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE			$145,928,748		$295,778,976		$441,707,724

TOTAL INVESTMENTS IN SECURITIES AT COST			$124,903,292		$224,266,478		$349,169,770

*	Non-income producing security

BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE-CAP VALUE FUND

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

(UNAUDITED)

	SSR Large Cap Value	BlackRock Large Cap Value Equity	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Investments at value (Cost $124,903,292 & $224,266,478)	$145,928,748	$295,778,976	$0		$441,707,724
Cash	588	0	0		588
Dividends receivable	164,690	417,790	0		582,480
Interest receivable	0	1,851	0		1,851
Investments sold receivable	0	7,364,801	0		7,364,801
Receivable for distributor	36,238	0	0		36,238
Capital shares sold receivable	218,576	69,730	0		288,306
Prepaid expenses	0	44,435	0		44,435
Futures margin receivable	0	48	0		48
Other assets	56,714	0	0		56,714

TOTAL ASSETS	146,405,554	303,677,631	0		450,083,185

LIABILITIES
Payable upon return of securities loaned	0	14,331,832	0		14,331,832
Investments purchased payable	311,530	6,006,262	0		6,317,792
Capital shares redeemed payable	146,575	355,875	0		502,450
Dividends payable	64,953	0	0		64,953
Advisory fees payable (f)	88,681	97,221	0		185,902
Administrative fees payable (g)	10,471	55,790	0		66,261
Transfer agent fees payable (g)	169,132	15,142	0		184,274
Custody fees payable (g)	0	2,968	0		2,968
Distribution fees payable (h)	0	0	0		0
Other accrued expenses payable	42,064	234,746	0		276,810
Futures margin payable	0	1,100	0		1,100
Futures sold payable	0	17	0		17

TOTAL LIABILITIES	833,406	21,100,953	0		21,934,359

NET ASSETS	$145,572,148	$282,576,678	$0		$428,148,826

ANALYSIS OF NET ASSETS
Accumulated paid in capital	$140,931,348	$291,603,191	$0		$432,534,539
Accumulated net investment income	626,020	2,693	0		628,713
Accumulated net realized loss on investments	(17,010,676)	(80,548,453)	0		(97,559,129)
Unrealized appreciation on investments	21,025,456	71,519,247	0		92,544,703

NET ASSETS	$145,572,148	$282,576,678	$0		$428,148,826

OUTSTANDING SHARES:

Institutional Class	0	10,831,911	1,079,386	(a)	11,911,297
Service Class	0	4,316,759	0		4,316,759
Investor A Class	5,137,173	5,222,014	2,722,315	(b)(c)	13,081,502
Investor B Class	1,125,564	1,612,999	1,076,769	(c)(d)	3,815,332
Investor B(1) Class	1,799,987	0	(1,799,987	) (d)	0
Investor C Class	388,457	507,087	87,826	(e)	983,370
Investor S Class	851,898	0	(851,898	) (a)	0

NET ASSET VALUE PER SHARE:

Institutional Class	$0.00	$12.58			$12.58
Service Class	$0.00	$12.60			$12.60
Investor A Class	$15.92	$12.58			$12.58
Maximum Offering Price Investor A Class	$16.89	$13.17			$13.35
Investor B Class	$15.20	$12.36			$12.36
Investor B(1) Class	$15.13	$0.00			$0.00
Investor C Class	$15.17	$12.37			$12.37
Investor S Class	$15.94	$0.00			$0.00

Footnotes

(a)	-	Transfer of Class S shares of SSR Large Cap Value Fund into Institutional Class of BLK Large Cap Value Equity Fund plus shares adjustment for difference in NAV/share.
(b)	-	Transfer of Class A and shares of SSR Large Cap Value Fund into Investor A Class of BLK Large Cap Value Equity Fund plus shares adjustment for differences in NAV/share.
(c)	-	Transfer of Class B shares of SSR Large Cap Value Fund into Investor A Class of BLK Large Cap Value Equity Fund plus shares adjustment for differences in NAV/share.
(d)	-	Transfer of Class B(1) shares of SSR Large Cap Value Fund into Investor B Class of BLK Large Cap Value Equity Fund plus shares adjustment for differences in NAV/share.
(e)	-	Transfer of Class C shares of SSR Large Cap Value Fund into Investor C Class of BLK Large Cap Value Equity Fund plus shares adjustment for differences in NAV/share.
(f)	-	Payable to BlackRock for advisory services.
(g)	-	Payables to PFPC are for accounting, administration, custody and transfer agent services.
(h)	-	Payable to PNC Bank affiliates are for distribution and sales support services.

BLACKROCK LARGE-CAP VALUE EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE-CAP VALUE FUND

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

(UNAUDITED)

	SSR Large Cap Value	BlackRock Large Cap Value Equity	Pro Forma Adj.		Pro Forma Combined
Investment Income
Interest	$62,500	$12,331	$0		$74,831
Securities lending income	0	20,145	0		20,145
Dividends	2,600,710	7,339,220	0		9,939,930

Total investment income	2,663,210	7,371,696	0		10,034,906

Expenses:
Investment advisory fee	780,043	1,782,146	(121,711	)(1)	2,440,478
Administration fee	104,868	275,423	(3,126	)(1)	377,165
Administration fee - class specific	0	469,958	173,441	(1)	643,399
Custodian fee	92,514	118,688	(148,767	)(1)	62,435
Transfer agent fee	501,308	67,348	142,041	(1)	710,697
Transfer agent fee - class specific	0	136,654	(136,654	)(2)	0
Shareholder servicing fees - Investor A class	156,090	170,464	44,738	(3)	371,292
Shareholder servicing fees - Investor B (1) class	57,043	46,160	(103,203	)(3)	0
Shareholder servicing fees - Investor B class	43,197	0	60,024	(3)	103,221
Shareholder servicing fees - Investor C class	11,462	13,943	(5	)(3)	25,400
Shareholder servicing fees - Service class	0	99,528	65,995	(3)	165,523
Shareholder processing fees - Investor A class	0	102,278	(102,278	)(4)	0
Shareholder processing fees - Investor B class	0	27,695	(27,695	)(4)	0
Shareholder processing fees - Investor C class	0	8,366	(8,366	)(4)	0
Shareholder processing fees - Service class	0	99,528	(99,528	)(4)	0
Distribution fees - Investor A class	31,218	68,186	49,113	(5)	148,517
Distribution fees - Investor B class	129,590	138,479	41,595	(5)	309,664
Distribution fees - Investor B (1) class	171,129	0	(171,129	)(5)	0
Distribution fees - Investor C class	34,387	41,828	(14	)(5)	76,201
Legal and audit	42,167	11,160	(10,812	)(6)	42,515
Printing	15,362	86,222	(39,787	)(6)	61,797
Registration fees and expenses	47,937	32,887	(23,105	)(7)	57,719
Trustees’ fees	18,295	1,748	(11,809	)(8)	8,234
Other	5,982	15,549	1,985	(7)	23,516

Total expenses	2,242,592	3,814,238	(429,057)		5,627,773
Less investment advisory and administration fees waived	0	(389,621)	332,341	(9)	(57,280)
Less administration fees waived - class specific	0	(7)	(95,997	)(9)	(96,004)
Less distribution fees waived - Investor A class	0	(65,874)	(82,643	)(9)	(148,517)
Fees paid indirectly	(5,372)	0	5,372	(10)	0
Expenses borne by the Distributor	(403,037)	0	403,037	(9)	0

Total expenses, net of fees waived	1,834,183	3,358,736	133,053		5,325,972

Net investment income	829,027	4,012,960	(133,053)		4,708,934

Realized and unrealized gain on investments and foreign currency transactions:
Net realized gain from:
Investment transactions (net of foreign taxes)	4,334,796	52,901,101	0		57,235,897
Futures and options contracts	0	1,276,774	0		1,276,774

	4,334,796	54,177,875	0		58,512,671

Change in unrealized appreciation from:
Investments (net of foreign taxes)	36,428,204	51,309,600	0		87,737,804
Futures and options contracts	0	15,017	0		15,017

	36,428,204	51,324,617	0		87,752,821

Net gain on investments and foreign currency transactions	40,763,000	105,502,492	0		146,265,492

Net increase in net assets resulting from operations	$41,592,027	$109,515,452	$(133,053)		$150,974,426

(1)	Based on contract in effect for the surviving fund.
(2)	Decrease is due to a change in the surviving fund’s contractual arrangement.
(3)	Adjustment due to shareholder fee arrangement in place for the surviving fund.
(4)	Decrease due to the elimination of the shareholder processing fee arrangement for the surviving fund.
(5)	Adjustment due to distribution fee arrangement of the surviving fund.
(6)	Adjustment based on legal, audit and printing arrangements of the surviving fund.
(7)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(8)	Adjustment based on director compensation plan for the surviving fund.
(9)	Based on fee waiver/reimbursement agreement in effect for the surviving fund.
(10)	Credit arrangement with the transfer agent will be eliminated after the merger.

V. NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

The Board of Trustees of the State Street Research Equity Trust, at a meeting held on September [    ], 2004 and the Board of Trustees of the BlackRock Funds, at a meeting held on September [            ], 2004 each approved their respective funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of State Street Research Large-Cap Value Fund (the “SSR Fund”), a series of the State Street Research Equity Trust, the Fund will transfer all of its assets, subject to its liabilities, to the BlackRock Large Cap Value Equity Portfolio (the “BlackRock Fund”), a series of the BlackRock Funds, in exchange for a number of shares of the BlackRock Fund equal in value to the net assets of the Fund (the “Exchange”). If the Exchange is consummated, shares of the BlackRock Fund then will be distributed to the SSR Fund shareholders on a pro rata basis in liquidation of the SSR Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, and statement of assets and liabilities reflect the financial position of the BlackRock Fund and the SSR Fund at March 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of the BlackRock Fund and the SSR Fund for the twelve months ended March 31, 2004. These statements have been derived from the books and records of the BlackRock Fund and the SSR Fund utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles in the United States. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are June 30 for the SSR Fund and September 30 for the BlackRock Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the BlackRock Fund and the SSR Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2004. Following the Exchange, the [    ] will be the accounting survivor.

All costs with respect to the Exchange will be borne by BlackRock, Inc. and SSRM Holdings, Inc.

NOTE 2— Fund Valuation:

Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price, or the NASDAQ official closing price. Securities that are primarily traded on foreign securities exchanges are normally valued at the preceding closing values of such securities on their respective exchanges. If no sales are reported, as in the case of some securities traded over-the-counter, securities are valued at the mean between the last reported bid and asked prices, or on the basis of quotations provided by a pricing service or dealer, which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). Securities for which market quotations are not readily available are valued at fair value as determined in accordance with procedures adopted by the BlackRock Funds’ Board of Trustees.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Fund that would have been issued at March 31, 2004 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Fund, as of March 31, 2004, divided by the net asset value per share of the shares of BlackRock Fund as of March 31, 2004. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2004:

Class of Shares	Shares of BlackRock Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional	10,831,911	1,079,386	11,911,297
Service	4,316,759	0	4,316,759
Investor A	5,222,014	7,859,488	13,081,502
Investor B	1,612,999	2,202,333	3,815,332
Investor C	507,087	476,283	983,370

NOTE 4—Pro Forma Operating Expenses:

The pro forma financial statements for the 12 month period ending March 31, 2004, as adjusted, giving effect to the Exchange reflect changes in expenses of the BlackRock Fund as if the Exchange was consummated on April 1, 2003. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

The BlackRock Fund and the SSR Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the BlackRock Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Fund will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The identified cost of investments for the BlackRock Fund and the SSR Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement incorporated by reference herein as Exhibit 9(a), Section 12 of the Transfer Agency Agreement incorporated by reference herein as Exhibit 13(c) and Section 9 of the Administration Agreement incorporated by reference herein as Exhibit 13(a). BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

ITEM 16.	EXHIBITS

Ex. Number	Description
(1)(a)	Declaration of Trust of BlackRock Funds dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock Funds’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(2)	Amended and Restated Code of Regulations of BlackRock Funds is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix C to Proxy Statement/Prospectus

(5)	Sections V, VIII and IX of BlackRock Funds’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock Funds’ Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(6)(a)	Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(c)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(7)(a)	Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 29, 2001

(b)	Form of Appendix A to Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 77 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 18, 2004

(8)	None

(9)(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC*

(b	)	Sub-Custodian Agreement dated April 27, 1992 among BlackRock Funds, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(c	)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d	)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(e	)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(f	)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 1997

(10)(a)		Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock Funds*

(b	)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class

Distribution System dated September 10, 2004 of BlackRock Funds*

(11)		Opinion and Consent of counsel – Skadden, Arps, Slate, Meagher & Flom LLP*

(12)		Opinion and Consent of counsel – Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)		Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc.*

(b	)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc.*

(c	)	Share Acquisition Agreement dated April 29, 1998 by and among BlackRock Funds and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock Funds’ Registration Statement on Form N-1A filed on April 29, 1998

(14)(a)	Opinion and Consent of Ropes & Gray LLP*

(b)	Consent of PricewaterhouseCoopers LLP, filed herewith

(c)	Consent of Deloitte & Touche LLP, filed herewith

(15)	None

(16)(a)	Power of Attorney of David R. Wilmerding, Jr. dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(b)	Power of Attorney of Robert M. Hernandez dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(c)	Power of Attorney of Laurence D. Fink dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

(d)	Power of Attorney of Stuart E. Eizenstat dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(e)	Power of Attorney of Dr. Matina Horner dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(17)	Form of Proxy Ballot, filed herewith

*	To be filed by amendment

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 1st day of October, 2004.

BLACKROCK FUNDSSM

By:	/s/ Laurence D. Fink
Laurence D. Fink President (Principal Executive Officer)

By:	/s/ Paul Audet
Paul Audet Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

*Stuart E. Eizenstat (Stuart E. Eizenstat)	Trustee	October 1, 2004

*Laurence D. Fink (Laurence D. Fink)	Trustee and President	October 1, 2004

*Robert M. Hernandez (Robert M. Hernandez)	Trustee	October 1, 2004

*Dr. Matina Horner (Dr. Matina Horner)	Trustee	October 1, 2004

*David R. Wilmerding, Jr. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	October 1, 2004

*By:	/s/ Anne Ackerley Anne Ackerley, Attorney-in-fact

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(14)(b)	Consent of PricewaterhouseCoopers LLP

(c)	Consent of Deloitte & Touche LLP

(17)	Form of Proxy Ballot